As filed with the Securities and Exchange Commission
                                on March 17, 2003

                       Securities Act File No. 333-103054


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Pre-Effective Amendment No. /   /

                       Post-Effective Amendment No. / 1 /


                                THE CUTLER TRUST
               (Exact Name of Registrant as Specified in Charter)

                   Two Portland Square, Portland, Maine 04101
               (Address of Principal Executive Offices) (Zip Code)

                                 (207) 879-1900
                  (Registrant's Area Code and Telephone Number)

                             Cheryl O. Tumlin, Esq.
                            Forum Fund Services, LLC
                               Two Portland Square
                               Portland, ME 04101

                          Copies of Communications to:

                             John V. O'Hanlon, Esq.
                                     Dechert LLP

                        200 Clarendon Street, 27th Floor
                                Boston, MA 02116

                  Approximate Date of Proposed Public Offering:
                        As soon as practicable after this
                    Registration Statement becomes effective.

--------------------------------------------------------------------------------


It is proposed that this filing will become effective immediately upon filing pursuant to Rule 485(b) under the Securities Act of 1933.


Title of securities being registered: Shares of Beneficial Interest (no par value) of Cutler Value Fund, a Series of the Registrant.

No filing fee is required because the Registrant has previously registered an indefinite number of its Shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------
                      IMPORTANT NOTICE: PLEASE COMPLETE THE
            ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.
--------------------------------------------------------------------------------

                                THE CUTLER TRUST
                               Two Portland Square
                              Portland, Maine 04101


                                 March 17, 2003


Dear Valued Shareholder:


     Enclosed is a Notice of Special Meeting of Shareholders of Cutler Core Fund (the "Core Fund") to be held at 1:00 p.m. (Eastern time), on April 15, 2003 at Forum Financial Group, LLC, Two Portland Square, 4th Floor Conference Room, Portland, Maine 04101. At the meeting, we are asking Core Fund shareholders to approve the reorganization of the Core Fund into the Cutler Value Fund (the "Value Fund," and with the Core Fund, the "Funds"), each a series of The Cutler Trust, a registered investment company (the "Reorganization").

     The Board of Trustees of the Core Fund and the Value Fund (the "Board") has unanimously approved the Reorganization and believes that it is in the best interests of the Core Fund's shareholders. Under the Reorganization, Core Fund shareholders will exchange their Core Fund shares for an equal value of shares of the Value Fund as of the date of the Reorganization. As a result, Core Fund shareholders holding shares on the closing date of the Reorganization will receive shares of the Value Fund. Enclosed is further information about the Reorganization including a Combined Proxy Statement/Prospectus and a proxy card.


     In considering the Reorganization, please note that:

     o The Core Fund and the Value Fund have the same investment objectives and similar investment strategies and investment policies.

     o The Core Fund and the Value Fund have similar portfolio holdings, the same investment adviser and the same portfolio managers.

     o The Core Fund and the Value Fund have the same net operating expenses as a result of being subject to same contractual fee waiver by the Funds' investment adviser.

     The Board believes that the Reorganization is important and recommends that you read the enclosed materials carefully and then vote FOR the proposal. Please choose one of the following options to vote:


     o By Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided
     o    By Telephone: Call the Toll-Free number on your proxy card.
     o    In Person: Attend the Special Meeting (details enclosed).

     Cutler & Company, LLC, the Core Fund and Value Fund's investment adviser, has agreed to pay all of the expenses of the Reorganization so that shareholders will not bear these costs.

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------


     IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT/ PROSPECTUS OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT FORUM SHAREHOLDER SERVICES, LLC AT 1-888-288-5374.


                                                Very truly yours,

                                                /s/ KENNETH R. CUTLER
                                                ---------------------
                                                Kenneth R. Cutler
                                                Chairman of the Board
                                                The Cutler Trust

                                CUTLER CORE FUND
                               Two Portland Square
                              Portland, Maine 04101


                                 March 17, 2003

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 15, 2003


To the Shareholders of Cutler Core Fund:


     A special meeting of shareholders of Cutler Core Fund (the "Core Fund") will be held on April 15, 2003 at 1:00 p.m. (Eastern Time) at Forum Financial Group, LLC, Two Portland Square, 4th Floor Conference Room, Portland, Maine 04101 to consider the following:

1. A proposal to approve the Agreement and Plan of Reorganization (the "Plan") between Cutler Core Fund (the "Core Fund") and Cutler Value Fund (the "Value Fund"), each a series of The Cutler Trust (the "Trust"). Under the Plan, the Core Fund will transfer all of its assets and liabilities to the Value Fund in exchange solely for shares of the Value Fund. The Core Fund will then distribute the shares received from the Value Fund proportionately to its shareholders and then terminate; and


2.   Any other business that properly comes before the meeting.


     Enclosed with this notice is a Proxy Statement/Prospectus, which includes information relevant to the proposed transaction. A form of the Plan is attached as Exhibit A to the Proxy Statement/Prospectus.

     Shareholders of record of the Core Fund as of the close of business on March 10, 2003 are entitled to vote at the meeting and any related follow-up meetings. This notice and related Proxy Statement/Prospectus are first being mailed to shareholders of the Core Fund on or about March 17, 2003. This Proxy is being solicited by the Board of Trustees of the Core Fund.


--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT/ PROSPECTUS OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT FORUM SHAREHOLDER SERVICES, LLC AT 1-888-288-5374.


                                              By Order of the Board of Trustees,

                                              /s/ D. BLAINE RIGGLE
                                              --------------------
                                              D. Blaine Riggle
                                              Secretary
                                              Cutler Core Fund

              YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE
              NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE.

                           PROXY STATEMENT/PROSPECTUS


                                 MARCH 17, 2003


                          Acquisition of the Assets of
                                CUTLER CORE FUND

                                   a series of

                                THE CUTLER TRUST
                               Two Portland Square
                              Portland, Maine 04101
                                 (888) 288-5374

                   By and In Exchange for shares of beneficial
                                   interest of

                                CUTLER VALUE FUND
                                   a series of

                                THE CUTLER TRUST
                               Two Portland Square
                              Portland, Maine 04101
                                 (888) 288-5374

     On February 3, 2003, the Board of Trustees of Cutler Core Fund (the "Board") approved the reorganization of the Cutler Core Fund (the "Core Fund") into Cutler Value Fund (the "Value Fund"), each a series of The Cutler Trust (the "Trust"), subject to approval by the Core Fund's shareholders. The Trust is an open-end management investment company.


     The reorganization contemplates that the Core Fund will transfer all of its assets and liabilities to the Value Fund in exchange, on a tax-free basis, for shares of the Value Fund. The Core Fund will then distribute the shares received to its shareholders on a tax-free basis. As a result, Core Fund shareholders holding shares on the closing date of the Reorganization will receive shares of the Value Fund. After the reorganization is completed, the Core Fund will terminate.

     Please read the Proxy Statement/Prospectus carefully and retain it for future reference. This document sets forth concisely the information about the Value Fund that you should know before investing. A Statement of Additional Information dated March 17, 2003 containing additional information about the reorganization has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Proxy Statement/Prospectus by reference. The Statement of Additional Information to this Proxy Statement/Prospectus is available upon request without charge by writing or calling:


                        Forum Shareholder Services, LLC
                                  P.O. Box 446
                             Portland, Maine 04101
                                 (888) 288-5374

     A copy of the Prospectus for the Core Fund and the Value Fund, dated October 30, 2002, accompanies this Proxy Statement/Prospectus and is incorporated by reference into this Proxy Statement/Prospectus. The Statement of Additional Information for the Core Fund and the Value Fund, dated October 30, 2002, is also incorporated by reference into this Proxy Statement/Prospectus. A copy of the Core Fund's and the Value Fund's Statement of Additional Information, dated October 30, 2002, is available upon request without charge by writing or calling:

                        Forum Shareholder Services, LLC
                                  P.O. Box 446
                             Portland, Maine 04112
                                 (888) 288-5374

     Shareholders may also view or obtain copies of this Proxy Statement/Prospectus, the materials incorporated by reference herein or additional information regarding the Core Fund or the Value Fund from the Securities and Exchange Commission's ("SEC") Website, http://www.sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE CORE FUND AND THE VALUE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, AND ANY OTHER U.S. GOVERNMENT AGENCY. AN INVESTMENT IN THE CORE FUND AND THE VALUE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS

SUMMARY......................................................................4
  The Proposed Reorganization................................................4
  Comparison of Fees.........................................................5
  Comparison of Investment Objectives and Principal Investment Strategies....6
  Comparison of Investment Advisory Services and Fees........................7
  Comparison of Other Service Providers......................................7
  Comparison of Purchase, Redemption and Exchange Privileges.................7
  Comparison of Minimum/Subsequent Investment Requirements...................8
  Comparison of Distribution Policies........................................9
  Comparison of Distribution and Shareholder Service Fees....................9
  Comparison of Net Asset Value Calculation Procedures.......................9

  Tax Matters Relating to the Reorganization.................................9
INVESTMENT RISKS.............................................................10
INFORMATION ABOUT THE REORGANIZATION.........................................10
  General Description of the Reorganization and Plan.........................10
  Securities to be Issued....................................................11
  Reasons for the Reorganization.............................................12
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
 AND CERTAIN OTHER POLICIES..................................................13
  Investment Objectives......................................................13
  Principal Investment Strategies............................................13
COMPARISON OF INVESTMENT ADVISORY SERVICES AND FEES..........................14
TAXATION.....................................................................15
  Tax Consequences of Distributions..........................................15
  Tax Consequence of the Reorganization......................................16
PERFORMANCE..................................................................18
  Calendar Year Returns......................................................18
  Average Annual Total Return................................................19
CAPITALIZATION...............................................................20
VOTING INFORMATION...........................................................20
ADDITIONAL INFORMATION.......................................................23
  Legal Matters..............................................................23
  Experts....................................................................23
  Information Filed with the Securities and Exchange Commission..............23

EXHIBIT A: Form of Agreement and Plan of Reorganization......................A-1
EXHIBIT B: Management's Discussion of Performance - Cutler
             Value Fund and Cutler Core Fund.................................B-1
EXHIBIT C: Financial Highlights..............................................C-1

                                     SUMMARY

     This section summarizes the important terms of the proposed reorganization as well as certain information regarding the Cutler Core Fund (the "Core Fund") and the Cutler Value Fund (the "Value Fund") (collectively the "Funds"), each a series of The Cutler Trust (the "Trust"). The Trust, which was organized on October 2, 1992, is an open-end management investment company under the Investment Company Act of 1940. The Funds commenced operations on December 30, 1992.

     The business of each Fund is managed under the direction of the Board of Trustees (the "Board") of the Trust. The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices and discuss other matters affecting each Fund.

     The information set forth in this section is only a summary of and is qualified in its entirety by the information contained elsewhere in this Proxy Statement/Prospectus or in the documents incorporated by reference herein.


     For a detailed discussion of the topics discussed in this Summary, see the Funds' Prospectus and Statement of Additional Information, each dated October 30, 2002, and the Statement of Additional Information dated March 17, 2003 to this Proxy Statement/Prospectus.


THE PROPOSED REORGANIZATION

     On February 3, 2003, the Board unanimously voted to approve the reorganization of the Core Fund into the Value Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization (the "Plan") between the two Funds.

     For the reasons set forth in the section entitled "Information About the Reorganization - Reasons for the Reorganization," the Board, including the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended ("Disinterested Trustees"), unanimously concluded that the Reorganization is in the best interests of the Core Fund's shareholders and recommend that you approve the Plan. The Board also concluded that the economic interests of the Core Fund's shareholders would not be diluted as a result of the Reorganization. The Board considered a variety of different factors prior to forming these conclusions including, but not limited to: (1) the similarities of the investment objectives and policies of the Funds; (2) the expenses of the Funds; (3) the tax-free nature of the Reorganization; and (4) the fact that Cutler & Company, LLC (the "Adviser") has agreed to pay the costs associated with the Reorganization.

     Under the Plan, the Core Fund will transfer all of its assets and liabilities to the Value Fund. In exchange for the transfer of assets and liabilities, the Value Fund will issue a number of full and fractional shares to the Core Fund equal in value to the net assets transferred to the Value Fund in connection with the Reorganization. The Core Fund will then distribute to its shareholders of record all shares of the Value Fund received by the Core Fund and terminate. You will receive, on a tax-free basis, shares of the Value Fund equal in value to your share of the net assets of the Core Fund you hold as of 4:00 P.M., Eastern time, on the Closing Date (as defined in the Plan).

COMPARISON OF FEES

     The following tables depict the various fees and expenses that you will bear from an investment in the Core Fund and Value Fund prior to the Reorganization and the Pro Forma expenses of the Value Fund after the Reorganization.

FEE TABLES FOR SHAREHOLDERS OF THE CORE FUND AND VALUE FUND AND PRO FORMA FEE TABLE
                     FOR THE VALUE FUND POST REORGANIZATION

                                                                CORE FUND          VALUE FUND         VALUE FUND -PRO
                                                                                                        FORMA (POST
                                                                                                      REORGANIZATION)
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
SHAREHOLDER INVESTMENT)
Maximum Sales Charge (Load) Imposed
on Purchases                                                       None               None                 None
Maximum Deferred Sales Charge (Load)                               None               None                 None
Maximum Sales Charge (Load) Imposed
on Reinvested Distributions                                        None               None                 None
Redemption Fee                                                     None               None                 None
Exchange Fee                                                       None               None                 None

                                                                CORE FUND          VALUE FUND         VALUE FUND -PRO
                                                                                                        FORMA (POST
                                                                                                     REORGANIZATION)(3)
ANNUAL FUND OPERATING EXPENSES(1) (EXPENSES
DEDUCTED FROM FUND ASSETS)
Advisory Fees                                                     0.75%               0.75%                0.75%
Other Expenses
  Shareholder Service Fees                                        0.02%               0.04%                0.03%
  Miscellaneous                                                   0.65%               0.80%                0.56%
TOTAL ANNUAL FUND OPERATING EXPENSES                              1.42%               1.59%                1.34%
Fee Waiver and Expense Reimbursement(2)                           0.15%               0.34%                0.09%
NET ANNUAL FUND OPERATING EXPENSES                               1.27%(4)             1.25%                1.25%


(1) Based on amounts incurred during the 12 month period ended December 31, 2002 stated as a percentage of each Fund's total assets.

(2) The Adviser has contractually obligated itself through October 31, 2003 to waive a portion of its fee if total expenses of the Fund exceed 1.25%.
(3) Pro Forma amounts reflect estimated expenses based on combined net assets of the Core Fund and the Value Fund as if the Reorganization had occurred on December 31, 2002.
(4) The Adviser's contractual obligation to waive a portion of its fee if the total expenses of the Fund exceed 1.25% is calculated over the course of the Fund's fiscal year. Because the period presented in this table includes the latter six months of the fiscal year ended June 30, 2002 and the first six months of the fiscal year ending June 30, 2003, the actual net operating expenses during the period reflect minor monthly variations that are reconciled during the fiscal year.

EXAMPLE

     The following is a hypothetical example intended to help you compare the cost of investing in each Fund prior to the Reorganization and in the Value Fund after the Reorganization. This example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual rate of return, that each Fund's operating expenses remain the same as stated in the above tables and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                     1 YEAR(1)       3 YEARS         5 YEARS        10 YEARS
                                                   -------------- --------------- --------------- --------------

Core Fund                                             $129(2)          $435            $762          $1,689
Value Fund                                              127             469             834           1,861
Value Fund-Pro Forma                                    127             416             725           1,605
  (Post Reorganization)(3)

(1) The costs for 1-Year takes into account contractual fee waivers and/or expense reimbursements.

(2) The Adviser's contractual obligation to waive a portion of its fee if the total expenses of the Fund exceed 1.25% is calculated over the course of the Fund's fiscal year. Because the cost of investing in the Fund is based on expenses during the latter six months of the fiscal year ended June 30, 2002 and the first six months of the fiscal year ending June 30, 2003, the cost of investing reflects minor monthly variations that are reconciled during the fiscal year.


(3)  Estimated.


     As a result of the Adviser's contractual agreement to waive fees and reimburse expenses for the Funds through October 31, 2003, it is expected that the net expense ratio for Value Fund following the Reorganization will be the same as the current net expense ratio for the Core Fund through that date. There is no assurance, however, that these contractual agreements will be continued after that date. If the Adviser's contractual obligation is not continued, the total expense ratio for Value Fund following the Reorganization would be lower than the current total expense ratio for the Core Fund.


COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     The investment objectives of the Core Fund and the Value Fund are the same. The investment objective of both Funds is to provide current income and long-term capital appreciation.


     The Adviser is responsible for the day-to-day management of both Funds in its capacity as investment adviser. Each Fund is managed similarly. The principal investment strategies of both Funds are similar in that each invests in stocks of companies that have a market value of a least $1 billion and, in the Adviser's opinion, have wide ownership among major institutional investors and very liquid markets. The Core Fund invests in stocks that the Adviser considers undervalued with respect to their growth prospects relative to the general market. Accordingly, the growth style of investing is slightly more predominant in the Core Fund.

     For the most part, the portfolio of the Core Fund is comprised of larger companies than those in the Value Fund. Also, the Core Fund invests only in U.S. exchange-traded companies.


     The Value Fund is comprised of stocks whose current values the Adviser judges to be greater than their price based on historic valuations and/or comparable companies.


     Because of the similarity in the Funds' principal investment strategies, the Adviser does not anticipate adjusting any holdings as a result of the Reorganization. To the extent the Core Fund and Value Fund have invested in the same securities, the Adviser intends to maintain such holdings.


COMPARISON OF INVESTMENT ADVISORY SERVICES AND FEES

     Cutler & Company, LLC (the "Adviser"), 3555 Lear Way, Medford, Oregon 97504 serves as investment adviser to both Funds. The Adviser makes investment decisions for each Fund subject to the general control of the Board. The Adviser receives an advisory fee at an annual rate of 0.75% of the average daily net assets of the Core Fund and the Value Fund.

COMPARISON OF OTHER SERVICE PROVIDERS

     Forum Financial Group, LLC and its affiliates (collectively "Forum") provide services to both Funds. Forum Fund Services, LLC ("FFS"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of each Fund's shares pursuant to a single agreement between the Trust and FFS. Forum Administrative Services, LLC provides administrative services to the both Funds; Forum Accounting Services, LLC is the fund accountant for both Funds; Forum Shareholder Services, LLC is each Fund's transfer agent; and Forum Trust, LLC is each Fund's custodian. Each of the foregoing Forum affiliates has entered into an agreement with the Trust, pursuant to which each provides its respective services to both Funds.

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE PRIVILEGES

     PURCHASE PROCEDURES. The Core Fund and the Value Fund have the same purchase procedures. Each Fund continuously offers its shares through its distributor. All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Funds do not accept purchases made by credit card check. The Funds do not issue share certificates.

     If you purchase shares directly from the Funds, you will receive monthly account statements and a confirmation of every transaction. If you purchase shares of either Fund through a financial institution, the policies and fees charged by that institution may be different from those charged by the Funds.

     Purchases of shares of the Funds may be made on any day that the New York Stock Exchange is open ("Business Day").

     EXCHANGE PROCEDURES. The Core Fund and the Value Fund have the same exchange procedures. Shareholders may sell their Fund shares and buy shares of the other Fund, also known as an exchange, by telephone or in writing. Shareholders may exchange either Funds' shares for Investors Bond Fund or Daily Assets Government Fund (series of Forum Funds). The minimum amount that is required to open an account in a Fund through an exchange with another fund is $2,500. An exchange is treated as a sale and purchase of shares, and may have tax consequences. There is no charge for the exchange.

     REDEMPTION PROCEDURES. The Core Fund and the Value Fund have the same redemption procedures. Each Fund processes redemption orders promptly. Under normal circumstances, a Fund will send redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If a Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds for up to 15 calendar days.

     Shareholders may redeem a Funds' shares by mail, wire, telephone or through a systematic withdrawal plan (discussed below). Each Fund has also reserved the right to make redemption payments in securities rather than cash.

     Each Fund may pay redemption proceeds via check or via wire, if requested.

     SYSTEMATIC   INVESTMENT/WITHDRAWAL   PLANS.  Each  Fund  offers  systematic
investment and withdrawal plans. Under the Funds' systematic investment plan, you may make a regular semi-monthly or monthly investment in either Fund.

     Under the Funds' systematic withdrawal plan, if a shareholder owns shares having a value of at least $10,000, the shareholder may request a specified amount of money from his or her account once a month or once a quarter on a specified date. Systematic withdrawals must be for at least $100.

COMPARISON OF MINIMUM INITIAL/SUBSEQUENT INVESTMENT REQUIREMENTS

     The  following   tables   summarize  the  minimum  initial  and  subsequent
investment requirements of the Core Fund and the Value Fund.

             MINIMUM INITIAL AND SUBSEQUENT INVESTMENT REQUIREMENTS

                                                      CORE FUND     VALUE FUND

INITIAL INVESTMENT
   Standard Accounts                                   $25,000       $25,000
   Traditional and Roth IRA Accounts                   $2,000         $2,000
   Accounts with Systematic Investment Plans           $25,000       $25,000
   Exchanges                                           $2,500         $2,500
SUBSEQUENT INVESTMENTS
   Standard Accounts                                    None           None
   Traditional and Roth IRA Accounts                    None           None
   Accounts with Systematic Investment Plans            None           None
   Exchanges                                            None           None

COMPARISON OF DISTRIBUTION POLICIES

     Both Funds distribute their net investment income quarterly and net capital gain at least annually.

     Normally, each Fund reinvests distributions in additional fund shares unless a shareholder elects to receive distributions in cash.

COMPARISON OF DISTRIBUTION AND SHAREHOLDER SERVICING FEES

     The Trust has adopted, for each Fund, a shareholder services plan permitting the Trust to compensate financial institutions for acting as shareholder servicing agents for their customers.

COMPARISON OF NET ASSET VALUE CALCULATION PROCEDURES

     Each Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may be changed in case of an emergency or if the New York Stock Exchange closes early. Each Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. Each Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, securities are valued at fair value as determined by the Board.

TAX MATTERS RELATING TO THE REORGANIZATION

     The completion of the Reorganization is subject to the condition that the Funds and the Trust receive an opinion from Dechert LLP substantially to the effect that, based on certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the

"Code"). Consequently, no gain or loss will be recognized for federal income tax purposes by the Core Fund or its shareholders. There is additional information about the federal income tax consequences of the Reorganization under "Taxation."

                                INVESTMENT RISKS


     The investment risks applicable to the Core Fund and the Value Fund are substantially similar. The market value of any security in which a Fund may invest is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of the issuer's worth.

     A Fund may be an appropriate investment for shareholders who are seeking long-term growth in their investment and willing to tolerate significant fluctuations in the value of their investment in response to changes in the market value of the stocks a Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The investment style for either or both Funds could fall out of favor with the market. However, because the value style of investing is slightly more predominant in the Value Fund, a decrease in the price of value stocks will have a more pronounced effect on the Value Fund. For the most part, the portfolio of the Value Fund is comprised of smaller companies. Therefore, if larger companies outperform smaller companies, the Value Fund could under-perform broader equity indexes.


                      INFORMATION ABOUT THE REORGANIZATION

     This section  summarizes  the material  terms of the  Reorganization.  This section is qualified in its entirety by the terms and conditions contained in the Plan, a form of which is attached as Exhibit A to this Proxy Statement/Prospectus.

GENERAL DESCRIPTION OF THE REORGANIZATION AND PLAN


     Under the Plan, the Core Fund will transfer all of its assets and liabilities to the Value Fund. In exchange for the transfer of the Core Fund's assets and liabilities, the Value Fund will issue a number of full and fractional shares of the Value Fund to the Core Fund equal in value to the net assets transferred to the Value Fund in connection with the Reorganization. The Core Fund will then distribute to its shareholders of record all shares of the Value Fund received by the Core Fund. You will receive shares the Value Fund equal in value to your share of the net assets of the Core Fund in which you invest as of 4:00 p.m. Eastern time, on the Closing Date (as defined in the Plan).


     After distributing the shares it received from the Value Fund to its shareholders under the Reorganization, the Core Fund will then be terminated under Delaware law.

     The Plan contains customary representations, warranties, and conditions designed to ensure that the Reorganization is fair to the Core Fund and its shareholders. The Plan provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Plan by the Core Fund's shareholders; and (ii) the receipt by the Trust on behalf of the Core Fund and on behalf of the Value Fund of a tax opinion substantially to the effect that, based on certain facts, assumptions and representations, the Reorganization will be tax-free to the Fund and its respective shareholders. The Plan may be terminated if, on the Closing Date, any of the applicable conditions have not been met or if the representations and warranties are not true, or if the Board determines that consummation of the Reorganization is not in the best interest of the Fund. The Plan provides that the costs of the Reorganization will be borne by the Adviser.


     The Closing Date of the Reorganization is April 17, 2003. The Closing Date may be changed by the Board. If the shareholders of the Core Fund do not approve the Plan, the Reorganization will not take place.


     If shareholders of the Core Fund approve the Plan, shares of the Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans. Until the close of business on the Closing Date, you may continue to add to your existing account only through an established automatic investment plan or through the reinvestment of dividend and capital gain distributions.


     The stock transfer books of the Core Fund will be permanently closed as of 4:00 p.m., Eastern time, on the Closing Date. The Fund will only accept requests for redemption received in proper form before 4:00 p.m., Eastern time, on the business day immediately preceding the Closing Date. Requests received after that time will be considered requests to redeem shares of the Value Fund.


SECURITIES TO BE ISSUED

     The Trust is a Delaware business trust and subject to Delaware law. Because each Fund is a series of the Trust they are subject to the same state laws and governed by the same Trust Instrument. Accordingly, there are no material differences in shareholder rights.

     The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust. The Trust will continue indefinitely until terminated.

     Each share of a Fund has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Delaware law does not require the Funds to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of a Fund.

     All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

     A shareholder in a Fund is entitled to the shareholder's pro rata share of all distributions arising from the Fund's assets and, upon redeeming shares, will receive the portion of the Fund's net assets represented by the redeemed shares.

     Shareholders representing 25% or more of a Fund's outstanding shares may, as set forth in the Trust Instrument, call meetings of a Fund for any purpose related to that Fund, including voting on removal of one or more Trustees.

REASONS FOR THE REORGANIZATION


     At a meeting held on February 3, 2003, the Board, including the Disinterested Trustees, unanimously approved the Plan and determined that the Reorganization would be in the best interests of the Core Fund's shareholders. The Board, including the Disinterested Trustees, also determined that the Reorganization would not dilute the interests of the shareholders of the Core Fund. In addition, the Board also found (with the advice and assistance of independent legal counsel) that the Reorganization would provide the following benefits to the Core Fund's shareholders based on information provided during the meeting:


1. Savings: The combination of the two Funds will eliminate the marketing and management overlap arising from operating two different series of the Trust with the same investment objective and similar investment strategies and policies. As a result, economies of scale are expected to benefit shareholders as expenses of the Value Fund after the Reorganization will be incurred by a larger portfolio.

2. Similarity of Investment Objectives: The Core Fund and the Value Fund's investment objective are the same. Both seek current income and long-term capital appreciation.

3. Expenses: The Board considered the fact that the gross expenses of the Value Fund before the Reorganization were slightly higher than the gross expenses of the Core Fund as of the twelve month period ended December 31, 2002. The Board noted, however, that the net expenses of each Fund after the Reorganization will be the same due to the Adviser's contractual agreement to waive fees and reimburse expenses through October 31, 2003. There is no assurance that the contractual agreement will be continued after that date. If the contractual agreement is not continued, the total expense ratio for Value Fund following the Reorganization would be lower than the current total expense ratio for the Core Fund.

4. Portfolio Manager: The Board noted that there would be continuity of portfolio management before and after the Reorganization because the Adviser to both Funds will be the investment adviser of the Value Fund after the Reorganization.

5. Tax-Free Nature of the Reorganization: It is anticipated the Reorganization will be accomplished without federal tax implications to the Core Fund or its shareholders. Both the Core Fund's and Value Fund's distributions made in the normal course of business will still be subject to federal income tax as described in the sections entitled "Summary-Comparison of Distribution Policies" and "Taxation" of this Proxy Statement/Prospectus.

6. Transaction Costs: The costs of the Reorganization will be borne by the Adviser.

     THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN BY THE CORE FUND'S SHAREHOLDERS.

             INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                           AND CERTAIN OTHER POLICIES


     This section summarizes the key differences between the investment objectives, principal investment strategies and certain other policies of the Core Fund and the Value Fund. This summary is qualified in its entirety by the information contained in the Prospectus and Statement of Additional Information for the Core Fund and the Value Fund. For a detailed discussion of the investment objective, principal investment strategies and other policies of the Funds, see the Funds' Prospectus and Statement of Additional Information each dated October 30, 2002 and the Statement of Additional Information to this Proxy Statement/Prospectus dated March 17, 2003.


INVESTMENT OBJECTIVES

     The investment objectives of the Core Fund and the Value Fund are the same. The investment objective of both funds is to provide current income and long-term capital appreciation.

     The Adviser is responsible for the day-to-day management of both Funds in its capacity as investment adviser. Each Fund is managed similarly.

     The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES


     In seeking to meet its investment objective, the Core Fund invests in stocks that the Adviser considers undervalued with respect to their growth prospects relative to the general market. In order to facilitate this selection process, the Core Fund will only purchase U.S. exchange-traded companies that, in the Adviser's opinion, are leaders in their industry, have wide ownership among major institutional investors and very liquid markets, and have a market value of at least $1 billion. The Core Fund's portfolio will, under normal conditions, be comprised of at least 25 stocks, of which at least 75% will be dividend paying.


     In seeking to meet its investment objective, the Value Fund expects that for most periods substantially all of its total assets will be invested according to the Adviser's value investing style in a diversified portfolio of stocks judged by the Adviser to have favorable value to price characteristics relative to their historic valuations and/or comparable companies.

     Factors deemed particularly relevant in determining fundamental value include price/earnings ratios, earnings and price histories, balance sheet characteristics and perceived management skills. Changes in economic and political outlooks, as well as individual corporate developments, can influence specific security prices. The Adviser chooses investments in stocks of companies that have a market value of at least $1 billion and, in the Adviser's opinion, have wide ownership among major institutional investors and very liquid markets.

         THE INVESTMENT ADVISER'S PROCESS. For both Funds, the Adviser uses "top-down" and "bottom-up" approaches and investment selections are made using a rigorous fundamental approach. Top-down research involves the study of economic trends in the domestic and global economy, such as the fluctuation in interest rates or unemployment rates. These factors help to identify industries and sectors with the potential to outperform as a result of major economic developments. Bottom-up research involves detailed analysis of specific companies. Important factors include industry characteristics, profitability, growth dynamics, industry positioning, strength of management, valuation and expected return on a three to five year holding period.


The Adviser will sell securities for any one of three possible reasons. A stock may be sold:

o When it exceeds the Adviser's price target. Active price targets are maintained on all portfolio holdings

o When a similar company is found by the Adviser to have better potential for price appreciation

o If the industry moves in an unforeseen direction that negatively impacts the positioning of a particular investment or if the company's strategy, execution or industry positioning itself deteriorates. The Adviser develops specific views on how industries are likely to evolve and how individual companies will participate in industry growth and change

               COMPARISON OF INVESTMENT ADVISORY SERVICES AND FEES

     Cutler & Company, LLC, 3555 Lear Way, Medford, Oregon 97504 serves as investment adviser to both Funds. The Adviser makes investment decisions for each Fund subject to the general control of the Board. The Adviser receives an advisory fee at an annual rate of 0.75% of the average daily net assets of the Core Fund and the Value Fund.

     The Adviser has contractually agreed to waive its investment advisory fee and reimburse to each Fund expenses to the extent that the total expenses of either Fund exceeds 1.25% of the average annual daily net assets. For the fiscal year ended June 30, 2002, the Adviser waived a portion of its investment advisory fee and only received a fee of 0.71% and 0.50% of the average daily net assets for the Core Fund and Value Fund, respectively.

     The portfolio managers of each Fund are responsible for the day-to-day investment policy, portfolio management and investment research for the Fund. Their business experience and educational backgrounds are as follows:


     Mr. Kenneth R. Cutler, Co-Portfolio Manager for the Value Fund and the Core Fund, entered the investment business in 1945; between 1953 and 1962 he was principal operating and investment officer of two mutual funds; between 1962 and 1977 he held various investment positions; in 1977 he founded Cutler & Company, Inc., which reorganized in 1995 as Cutler & Company, LLC. He served as Portfolio Manager for the series of the Trust until 1999, after which he was employed as a consultant to the Adviser and served as an Investment Committee Member. Mr. Cutler is the Chairman of the Board of Trustees of the Trust. Mr. Cutler was reinstated as Co-Portfolio Manager on March 17, 2003.

     Mr. Matthew Cutler Patten, Co-Portfolio Manager for the Value Fund and the Core Fund, received his BA from Boston College in Economics and Environmental Geo-Science. He is an executive MBA candidate (2004), University of Chicago. Prior to University work, he was intern to Kenneth Cutler, who was Chairman of the Adviser. Since 1999, he has served as Chief Operating Officer of Cutler Asia and Portfolio Manager of the private equity division of the Adviser and he has served as Co-Portfolio Manager of the Funds since March 17, 2003.


     The Adviser (and its predecessors-in-interest) has provided investment management services since 1977. As of December 31, 2002, the Adviser had almost $356 million in assets under management.

                                    TAXATION

     The Core Fund and the Value Fund have similar tax treatment and each intends to qualify each fiscal year to be treated as a regulated investment company (a "RIC") under the Code. As a RIC, each Fund generally will not be liable for federal income taxes on the net investment income and capital gain distributed to its shareholders. Each Fund intends to distribute all of its net income and net capital gains each year. Accordingly, neither the Core Fund nor the Value Fund should be subject to federal income or excise taxes.

TAX CONSEQUENCES OF DISTRIBUTIONS

     The Core Fund's and the Value Fund's distribution of net income (including net short-term capital gain but excluding net capital gain, i.e., the excess of net long-term capital gain over short-term capital loss) is taxable to you as ordinary dividend income. The Core Fund's and the Value Fund's distribution of net capital gain is taxable to you as long-term capital gain regardless of how long you have held your shares. Generally, the Core Fund's and the Value Fund's distributions will consist primarily of net income. Distributions may also be subject to certain state and local taxes.

     If you buy shares of either Fund just before that Fund makes a distribution, a portion of the distribution you receive may be taxable to you even though it represents a portion of the purchase price you paid for the shares. The sale or exchange of shares of either Fund is a taxable transaction for income tax purposes.

     Shareholders of either Fund that are not U.S. citizens or residents and that are not considered to be engaged in a U.S. trade or business under the Code generally will be subject to withholding tax at a 30% rate on distributions of either Fund's net income, including net short-term capital gains. This rate may be reduced under an applicable income tax treaty. Net capital gain distributions by either Fund generally will not be subject to withholding tax for such shareholders.

TAX CONSEQUENCES OF THE REORGANIZATION


     It is anticipated that the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. The Core Fund, the Value Fund and the Trust will receive an opinion from Dechert LLP ("Dechert") substantially to the effect that, based on certain facts, assumptions and representations, for federal income tax purposes:


     (1) The Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a).

     (2) The Core Fund shareholders will recognize no gain or loss on their receipt of voting shares of the Value Fund in exchange for their voting shares of the Core Fund pursuant to the Reorganization.

     (3) The Core Fund will not recognize gain or loss on the transfer of all of its assets to the Value Fund solely in exchange for voting shares of the Value Fund and the assumption by the Value Fund of the Core Fund's liabilities pursuant to the Reorganization.

     (4) The Core Fund will not recognize gain or loss on its distribution of voting shares of the Value Fund to its shareholders pursuant to the liquidation of the Core Fund.

     (5) The Value Fund will not recognize gain or loss on its acquisition of all of the assets of the Core Fund solely in exchange for voting shares of the Value Fund and the assumption by the Value Fund of the Core Fund's liabilities.

     (6) The aggregate tax basis of the voting shares of the Value Fund received by each of the Core Fund's shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Core Fund surrendered in exchange therefor.

     (7) The holding period of the voting shares of the Value Fund received by each of the Core Fund's shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Core Fund exchanged therefor, provided that the shareholder held such shares as a capital asset on the date of the Reorganization.

     (8) The Value Fund's basis in the assets of the Core Fund received pursuant to the Reorganization will equal the Core Fund's basis in the assets immediately before the Reorganization.

     (9) The Value Fund's holding period in the Core Fund's assets received pursuant to the Reorganization will include the period during which the Core Fund held the assets.

     No opinion will be expressed by Dechert, however, as to whether any gain or loss will be recognized (a) by the Core Fund in connection with the transfer from the Core Fund to the Value Fund of any Section 1256 contracts (as defined in Section 1256 of the Code) or (b) by the Core

Fund or the Value Fund in connection with any disposition of assets by the Core Fund or the Value Fund prior to or following the Reorganization.

     As of January 31, 2003, the Value Fund had a net capital loss carry forward of approximately $463,627, net capital losses for the current taxable year of $179,799, and net unrealized built-in capital losses of $4,429,770.54. If the Reorganization is carried out, the net capital loss carry forward, net capital losses and, for the five-year period beginning on the Closing Date, net unrealized built-in losses of the Value Fund as of the Closing Date that would otherwise be available for use by the Value Fund for each taxable year ending after the Closing Date will be limited under the Code. As a result of this limitation, it is possible that the Value Fund will not be able to use the loss as rapidly as it might have been able to, and part or all of the loss may not be useable by the Value Fund at all.


     You should consult your tax advisor regarding the effect of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

                                   PERFORMANCE

     The Adviser's discussion of the factors that materially affected the performance of the Core Fund and the Value Fund during its most recently completed fiscal year together with the underlying performance information contained in the Funds' most recent annual report dated June 30, 2002 follow as Exhibit B to this Combined Proxy Statement/Prospectus. The financial highlights tables included in the Funds' semi-annual report dated December 31, 2002 follow at Exhibit C.

     The following charts illustrate the variability of each Funds' returns. These charts and the following tables provide some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.

PERFORMANCE   INFORMATION   (BEFORE  AND  AFTER  TAXES)   REPRESENTS  ONLY  PAST
PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

CALENDAR YEAR RETURNS

The following chart shows the annual total return for each full calendar year that each Fund has operated.

[EDGAR Representation of Bar Chart:
    Cutler Core Fund                                  Cutler Value Fund
     1993 -   6.15%                                    1993 -   5.94%
     1994 -  -2.89%                                    1994 -   0.81%
     1995 -  34.42%                                    1995 -  33.20%
     1996 -  18.28%                                    1996 -  16.89%
     1997 -  33.35%                                    1997 -  33.25%
     1998 -  21.47%                                    1998 -  17.97%
     1999 -  15.19%                                    1999 -   3.28%
     2000 -  -8.04%                                    2000 -   8.66%
     2001 - -11.20%                                    2001 -  -3.19%
     2002 - -26.61%                                    2002 - -22.60%]

During the periods shown in the chart for Core Fund, the highest quarterly return for Core Fund was 17.84% (for the quarter ended December 31, 1998) and the lowest quarterly return was -20.38% (for the quarter ended September 30, 2002).

During the periods shown in the chart for Value Fund, the highest quarterly return for Value Fund was 16.27% (for the quarter ended June 30, 1997) and the lowest quarterly return was -21.75% (for the quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURN

The following tables compare (1) the Core Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2002 to the S&P 500(R) Index and (2) the Value Fund's average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2002 to the Russell 1000(R) Value Index.

CUTLER CORE FUND                                                     1 YEAR           5 YEARS           10 YEARS
Return Before Taxes                                                 -26.61%            -3.46%            6.25%
Return After Taxes on Distributions                                 -26.81%            -5.82%            3.92%
Return After Taxes on Distribution and Sale of Fund Shares          -16.34%            -2.13%            5.13%
--------------------------------------------------------------- ----------------- ---------------- -------------------
S & P 500 INDEX                                                     -22.10%            -0.58%            9.34%


CUTLER VALUE FUND                                                    1YEAR            5 YEARS           10 YEARS
Return Before Taxes                                                  -22.60%           -0.16%            8.19%
Return After Taxes on Distributions                                  -22.94%           -3.54%            5.82%
Return After Taxes on Distribution and Sale of Fund Shares           -13.87%           -0.15%            6.68%
--------------------------------------------------------------- ----------------- ---------------- -------------------
RUSSELL 1000 VALUE INDEX                                             -15.52%            1.16%             10.80%

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     The S&P 500 Index is a market index of common stock. The S&P 500 Index is unmanaged and reflects reinvestment of dividends. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. One cannot invest directly in the index.

     The Russell 1000 Value Index tracks stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 1000 Value Index's performance does not reflect the effect of expenses. One cannot invest directly in the index.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Core Fund and Value Fund as of December 31, 2002 and the pro forma capitalization of the Value Fund as of that date assuming that the Plan is approved and the Reorganization is consummated.

                                             CORE FUND                 VALUE FUND              PRO FORMA-VALUE
                                                                                                    FUND
------------------------------------- ------------------------- ------------------------- --------------------------
Net Assets                                  $21,122,244               $17,932,038                $39,054,282
Net Asset Value Per Share                      $6.99                     $7.69                      $7.69
Shares Outstanding                           3,023,183                 2,332,939                  5,079,655


                               VOTING INFORMATION

     This Proxy Statement/Prospectus is being furnished by the Board in connection with the solicitation of proxies for the special meeting of shareholders. Solicitation of proxies will be primarily by mail. Officers of the Core Fund may also solicit proxies by telephone, facsimile, or in person. The costs of solicitation will be borne by the Adviser and are estimated to be under $500.


     Each share of the Core Fund is entitled to one vote. Approval of the Reorganization by the Core Fund requires the affirmative vote of the lesser of
(a) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Fund. Shareholders holding one third of the outstanding shares of the Core Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business at the Special Meeting.


     For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not votes cast at the Special Meeting and therefore will have the effect of voting "AGAINST" the proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote for which the broker lacks discretionary voting authority.

     You may vote on the Reorganization by utilizing one of the following options:

     By Mail: Complete the enclosed proxy card enclosed with the Proxy Statement/Prospectus ("Proxy Card") and return it in the postage paid envelope provided.
     By   Telephone: Call the Toll-Free number on your proxy card.

     In Person: Attend the special meeting of shareholders of the Core Fund in person at 1:00 p.m. (Eastern time) on April 15, 2003 at Forum Financial Group, LLC, Two Portland Square, 2nd Floor Conference Room, Portland, Maine 04101.

If you plan to vote by mail, you should complete the Proxy Card by:
     (1) Indicating whether you vote "FOR", "AGAINST", or "ABSTAIN" from voting on the Reorganization by checking the appropriate box on the Proxy Card;
     (2)  Signing and dating the Proxy Card; and
     (3) Returning it to Forum Financial Group in the enclosed postage-paid envelope.

         Any shareholder may revoke his or her proxy at any time before it is voted by giving written notice of revocation or by executing and delivering a later dated proxy to Forum Shareholder Services, LLC, the Trust's transfer agent, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting. To change a vote by written notice of revocation, you must provide Forum Financial Group with a "Revocation Letter" that:
     (1)  Identifies yourself;
     (2) States that as shareholder of the Core Fund, you revoke your prior decisions as set forth in the previously returned Proxy Card; and
     (3) Indicates your approval, disapproval or abstention from voting on the Reorganization.

     If you do not specify a choice on a proxy card that is properly executed and returned in time to be voted at the Special Meeting, it will be voted "FOR" the approval of the Plan.


     If you do not plan to attend the Special Meeting of Shareholders of the Fund on April 15, 2003, Forum Financial Group must receive your vote by mail or telephone on or before April 14, 2003. If you abstain from voting, you will be treated as having voted "AGAINST" the Reorganization.


     It is not anticipated that any matters other than the approval of the Plan will be brought before the meeting. Should other business be brought before the meeting, it is intended that all proxies will be voted in accordance with the judgment of the persons named as proxies. If sufficient votes in favor of approving the Plan are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a reasonable period of time to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote "FOR" adjournment those proxies required to be voted "FOR" the approval of the proposal. The persons named as proxies will vote "AGAINST" adjournment those proxies required to be voted "AGAINST" the proposal. The costs of any additional solicitation and of any adjourned session will be paid by the Adviser.

     INSTRUCTIONS FOR SIGNING PROXY CARDS The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Core Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
     3. All Other  Accounts:  The capacity of the  individual  signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

   REGISTRATION                                           VALID SIGNATURE
   ------------                                           ---------------

   CORPORATE ACCOUNTS
   ------------------
   (1)  ABC Corp......................................... ABC Corp.
                                                          John Doe, Treasurer
   (2)  ABC Corp......................................... John Doe, Treasurer
   (3)  ABC Corp. c/o John Doe, Treasurer................ John Doe
   (4)  ABC Corp. Profit Sharing Plan.................... John Doe, Director

   PARTNERSHIP ACCOUNTS
   --------------------
   (1)  The XYZ Partnership.............................. Jane B. Smith, Partner
   (2)  Smith and Jones, Limited Partnership............. Jane B. Smith,
                                                          General Partner

   TRUST ACCOUNTS
   --------------
   (1)  ABC Trust Account................................ Jane B. Doe, Director
   (2)  Jane B. Doe, Director u/t/d 12/28/78............. Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   ----------------------------
   (1)  John B. Smith, Cust. f/b/o John B. Smith, Jr.
        UGM/UTMA......................................... John B. Smith
   (2)  Estate of John B. Smith.......................... John B. Smith,
                                                          Executor

OUTSTANDING SHARES THE CORE FUND


     Only shareholders of the Core Fund on March 10, 2003 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of January 31, 2003, there were 3,030,420 shares outstanding of the Core Fund.

     As of March 11, 2003, officers and Trustees of the Core Fund as a group owned less than 1% of Core Fund. As of March 11, 2003, and to the best of the Core Fund's knowledge and belief, the following persons owned beneficially or of record 5% or more of the Core Fund:


---------------------------- ------------------------ --------------------------
         NAME                    NUMBER OF SHARES         PERCENTAGE OF FUND
       ADDRESS                        OWNED                  SHARES OWNED
---------------------------- ------------------------ --------------------------


Forum Trust LLC IRA RO CUST     192,687.357 shares              6.37%
FBO

Thomas G Sawyer
9405 Portada Drive
Whittier, CA  90603

                             ADDITIONAL INFORMATION

LEGAL MATTERS

     Dechert serves as counsel for the Core Fund, the Value Fund, and the Trust. Dechert does not represent the Adviser or Forum Funds Services, LLC regarding the Reorganization or any related transaction.

EXPERTS

     The audited financial statements of the Core Fund and the Value Fund are incorporated by reference into this Proxy Statement/Prospectus and the Statement of Additional Information to this Proxy Statement/Prospectus. The financial statements have been audited by Deloitte & Touche, LLP, whose report therein is also included in the Funds' Annual Report dated June 30, 2002. Deloitte & Touche, LLP is considered an expert due to its experience in auditing and accounting.

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information does not contain all of the information set forth in the registration statements and exhibits of the Core Fund and the Value Fund filed with the SEC under the Securities Act of 1933 and the 1940 Act. The Prospectus and Statement of Additional Information for the Core Fund and the Value Fund are incorporated by reference into this Combined Proxy Statement/Prospectus.

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files proxy materials, reports and other information about the Core Fund and Value Fund with the SEC. These materials can be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the SEC's regional and district offices located at 73 Tremont Street, Suite 600, Boston, MA 02108-3912, 601 Walnut Street, Suite 1120E, Philadelphia, PA 19106 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326 and 175 Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates.

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (the "PLAN") is made as of this _____ day of February, 2003, by and between The Cutler Trust (the "Trust"), a Delaware business trust, on behalf of its series, the Cutler Value Fund (the "Acquiring Fund") and the Trust, on behalf of its series, the Cutler Core Fund (the "Target Fund").

     WHEREAS, the Acquiring Funds and the Target Fund are separate series of the Trust, which is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 ACT");

     WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the liabilities of the Target Fund in exchange solely for voting shares of equal value of the Acquiring Fund and the distribution of the voting shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the dissolution and liquidation of the Target Fund (the "Reorganization"); and

     WHEREAS, the parties intend that the Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), and that the Acquiring Fund and the Target Fund each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

     NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

     1.   DEFINITIONS.

          The following terms shall have the following meanings:

1933 ACT                        The Securities Act of 1933, as amended.

1934 ACT                        The Securities Exchange Act of 1934, as amended.

ASSETS All property and assets of any kind and all interests, rights, privileges and powers of or attributable to the Target Fund whether or not determinable at the Effective Time and wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by or attributed to the Target Fund and any deferred or prepaid expense shown as an asset on the Target Fund's books.

ASSETS LIST                     A list of securities  and other Assets and Known
                                Liabilities  of or attributable  to  the  Target
                                Fund as of the date provided to the Trust.


CLOSING DATE                    April 17, 2003 or such other date as the parties
                                may agree to in writing.



EFFECTIVE TIME                  9:00 a.m.  Eastern  time  on  the  business  day
                                following the Closing Date, or such other time as the parties may agree to in writing.

FUND The Acquiring Fund or the Target Fund as the context may require.

KNOW, KNOWN OR KNOWLEDGE        Known after reasonable inquiry.

LIABILITIES                     All liabilities of, allocated or attributable to
                                the Target Fund, whether Known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 REGISTRATION STATEMENT     The Trust's Registration  Statement on Form N-14
                                under the 1940 Act that will register the shares
                                of the  Acquiring  Fund  to  be  issued  in  the
                                Reorganization  and   will  include  the   proxy
                                materials necessary for shareholders of the Target Fund to approve the Reorganization.

MATERIAL AGREEMENTS             The agreements set forth in Schedule B.

NET VALUE OF ASSETS             Value of Assets net of Liabilities.

REORGANIZATION DOCUMENTS        Such  bills  of   sale,  assignments  and  other
                                instruments as desirable for the Target Fund to transfer to the Acquiring Fund all right and title to and interest in the Target Fund's
                                Assets and for the Acquiring Fund to assume the Target Fund's Liabilities.

SCHEDULE A                      Schedule A to this Plan.


SCHEDULE B                      Schedule B to this Plan.


TARGET FINANCIAL STATEMENTS     The audited  financial statements  of the Target
                                Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.

VALUATION TIME                  The time on  the Closing Date,  the business day
                                immediately  preceding  the Closing Date  if the
                                Closing Date  is not a  business  day,  or  such
                                other  date as  the  parties  may  agree  to  in
                                writing, that the Trust determines the net asset
                                value of the  shares of the  Acquiring Fund  and
                                determines the  net value of  the Assets  of  or
                                attributable   to   the   Target   Fund.  Unless
                                otherwise  agreed to  in writing,  the Valuation
                                Time shall be at the time  of day then set forth
                                in  the  Acquiring  Fund's  and  Target   Fund's
                                Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

     2.   REGULATORY FILINGS AND SHAREHOLDER ACTION.

          (a) The Trust shall promptly prepare and file the N-14 Registration Statement with the SEC. The Trust and the Target Fund shall promptly prepare and file any other appropriate regulatory filings, including, without limitation, filings with federal, state or foreign securities regulatory authorities.

          (b) The parties shall seek an order of the SEC, if appropriate, providing them with any necessary relief from Section 17 of the 1940 Act to permit them to consummate the transactions contemplated by this Plan.

          (c) As soon as practicable after the effective date of the N-14 Registration Statement, the Target Fund shall hold a shareholder meeting to consider and approve this plan, the reorganization and such other matters as the Target Fund's Board of Trustees may determine.

     3. TRANSFER OF ASSETS. The Trust on behalf of the Acquiring Fund and the Target Fund shall take the following steps with respect to the
          Reorganization:

          (a) On or prior to the Closing Date, the Target Fund shall endeavor to pay or make reasonable provision to pay out of the Assets all of the Liabilities, expenses, costs and charges of or attributable to the Target Fund that are Known to the Target Fund and that are due and payable as of the Closing Date.

          (b) At the Effective Time, the Target shall assign, transfer, deliver and convey all of the Target's Assets to the Acquiring Fund, subject to all of the Target's Liabilities. The Acquiring Fund, shall then accept the Target's Assets and assume the Target's Liabilities such that at and after the Effective Time (i) all of the Target's Assets at or after the Effective Time shall become and be the Assets of the Acquiring Fund and (ii) all of the Target's Liabilities at the Effective Time shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

          (c) Within a reasonable time prior to the Closing Date, the Target Fund shall provide its Assets List to the Trust. The parties agree that the Target Fund may sell any asset on the Assets List prior to the Effective Time. After the Target Fund provides the Assets List, the Target Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on the Assets List, without the prior consent of the Trust. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Trust will advise the Target Fund of any investments shown on the Assets List that the Trust has determined to be inconsistent with the investment objective, policies and restrictions of the Acquiring Fund. The Target Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Target Fund's investment objective, policies and restrictions. In addition, if the Trust determines that, as a result of the Reorganization the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Trust will advise the Target Fund in writing of any such limitation and the Target Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid violating the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Target Fund's investment objective, policies and restrictions. Notwithstanding the foregoing, the Target Fund has no plan or intention to sell or dispose of more than 66 percent of its assets (such percentage determined by using asset values as of the Closing Date) prior to the Reorganization.

          (d) The Target Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following bases:


               (1) In exchange for the transfer of the Assets, the Trust, on behalf of the Acquiring Fund, shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of Acquiring Fund. The Trust shall determine the number of shares of the Acquiring Fund to be issued by dividing the Net Value of Assets of the Target Fund by the net asset value of one Acquiring Fund share. Based on this calculation, the Trust shall issue shares of beneficial interest of the Acquiring Fund with an aggregate net asset value equal to the Net Value of the Assets of the Target Fund.

               (2) The parties shall determine, as of the Valuation Time, the net asset value of the Acquiring Fund shares to be delivered and the net asset value of the Assets to be conveyed, substantially in accordance with the Trust's current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

               (3) The Target Fund shall transfer the Assets with good and marketable title to the Trust's custodian for the account of the Acquiring Fund. The Target Fund shall transfer all cash in the form of immediately available funds payable to the order of the Trust's custodian for the account of the Acquiring Fund. The Target Fund shall transfer any of the Assets that were not transferred to the Trust's custodian at the Effective Time to the Trust's custodian at the earliest practicable date thereafter.

          (e) Promptly after the Closing Date, the Target Fund will deliver to the Trust its Statement of Assets and Liabilities as of the Closing Date (usually within one week).

     4. DISSOLUTION AND LIQUIDATION OF THE TARGET FUND, REGISTRATION OF SHARES AND ACCESS TO RECORDS. The Trust on behalf of the Target Fund and the Acquiring Fund also shall take the following steps in connection with the Reorganization:

               (a) At or as soon as reasonably practical after the Effective Time, the Target Fund shall dissolve and liquidate by transferring to shareholders of record full and fractional shares of beneficial interest of the Acquiring Fund equal in value to the shares of the Target Fund held by the shareholder. Each Target Fund shareholder also shall have the right to receive any unpaid dividends or other distributions that the Target Fund declared with respect to the shareholder's Target Fund shares before the Effective Time. The Trust shall record on its books the ownership by the shareholders of the respective Acquiring Fund shares; the Target Fund shall simultaneously redeem and cancel on its books all of its issued and outstanding shares of the Target Fund. The Target Fund shall then wind up its affairs and take all steps as are necessary and proper to terminate its registration under the 1940 Act and dissolve as soon as is reasonably possible after the Effective Time and in accordance with all applicable laws and regulations.

               (b) If a former Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, the Acquiring Fund shall require the shareholder to (i) furnish the Acquiring Fund with an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; (ii) if any of the shares are outstanding in certificate form, deliver to the Acquiring Fund the certificate representing such shares; and
                    (iii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or does not apply.

               (c) At and after the Closing Date, the Target Fund shall provide the Trust and its transfer agent with immediate access to:
                    (i) all records containing the names, addresses and taxpayer identification numbers of all of the Target Fund shareholders and the number and percentage ownership of the outstanding shares of the Target Fund owned by each shareholder as of the Effective Time and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Target Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, its records as required by Section 31 of and Rules 31a-1 and 31a-2 under the 1940 Act.

     5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TARGET FUND. The Trust on behalf of itself and the Target Fund represents and warrants to, and agrees as follows:

          (a) The Trust is organized as a Delaware business trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Trustees of the Trust duly established and designated the Acquiring Fund as a series of the Trust. The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is full force and effect. The Trust's Registration Statement relating to the Acquiring Fund will be effective with the SEC prior to the Effective Date.

          (b) The Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, to enter into this Plan and to consummate the transactions contemplated herein.

          (c) The Board of Trustees of the Trust has duly authorized the execution and delivery of the Plan by the Trust on behalf of the Target Fund and the transactions contemplated herein. Duly authorized officers of the Trust have executed and delivered the Plan on behalf of the Target Fund. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referenced in Section 2(c), the consummation of the transactions contemplated by this Plan will not, violate the Trust's Trust Instrument, By-Laws or any Material Agreement. Except for the approval of Target Fund shareholders, the Target Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

          (d) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and shall have distributed all of its investment company taxable income and net capital gain (as defined in the Code), that has accrued through the Closing Date.

          (e) The materials included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the Target Fund shareholder meeting and at the Effective Time of the Reorganization, insofar as they relate to the Target Fund (i) shall comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, the rules and regulations thereunder and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

          (f) The Trust has duly authorized and validly issued all of the issued and outstanding shares of the Target Fund and all of the shares are validly outstanding, fully paid and non-assessable, and are offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase the Target Fund shares, nor are there any securities convertible into Target Fund shares.

          (g) The Target Fund shall operate its business in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Reorganization.

          (h) At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

          (i) The Target Fund Financial Statements, copies of which have been previously delivered to the Trust, fairly present the financial position of the Target Fund as of the Target Fund's most recent fiscal year-end and the results of the Target Fund's operations and changes in its net Assets for the periods indicated. The Target Financial Statements are in accordance with generally accepted accounting principles consistently applied.

          (j) To the Knowledge of the Trust and the Target Fund, the Target Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in the Target Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the Target Financial Statements, and Liabilities set forth in the Assets List.

          (k) Other than the claims, actions, suits, investigations or proceedings set forth on Schedule B, the Target Fund does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against it or the Assets or businesses. The Target Fund does not Know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Other than the orders, decrees or judgments set forth on Schedule C, the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or the Assets or its ability to consummate the transactions contemplated by the Plan.

          (l) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business or listed in Schedule B, in each case under which no material default exists, the Trust is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Target Fund.

          (m) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Target Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (n) Since the date of the Target Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or Assets of the Target Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.

     6. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust, on behalf of itself and the Acquiring Fund, represents and warrants to, and agrees as follows:

          (a) The Trust is organized as a Delaware business trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Trustees of the Trust duly established and designated the Acquiring Fund as a series of the Trust. The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is full force and effect. The Trust's Registration Statement relating to the Acquiring Fund will be effective with the SEC prior to the Effective Date.

          (b) The Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

          (c) The Board of Trustees of the Trust has duly authorized the execution and delivery of the Plan on behalf of the Acquiring Fund and the transactions contemplated herein. Duly authorized officers of the Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Trust's Trust Instrument, By-Laws or any Material Agreement. The Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein on behalf of the Acquiring Fund.

          (d) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date.

          (e) The materials included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the Target Fund shareholder meeting and at the Effective Time of the Reorganization, insofar as they relate to the Trust and the Acquiring Fund (i) shall comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, the rules and regulations thereunder and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

          (f) The Trust shall duly authorize the Acquiring Fund shares to be issued and delivered to the Target Fund as of the Effective Time. When issued and delivered, the Acquiring Fund shares shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase the Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

          (g) The Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Acquiring Fund or its assets or businesses. There are no facts that the Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or assets or its ability to consummate the transactions contemplated herein.

          (h) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Trust is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Acquiring Fund.

          (i) The Trust has made all state filings to register the Acquiring Fund shares in each jurisdiction that the Target Fund is currently registered and all necessary steps have been taken under all relevant jurisdictions' securities laws to consummate the Reorganization.

          (j) Since December 31, 2002, there has been no material adverse change in the financial condition, business, properties or assets of the Acquiring Fund.

          (k) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

     7. CONDITIONS TO THE TARGET FUND'S OBLIGATIONS. The obligations of the Target Fund with respect to the Reorganization shall be subject to the following conditions precedent:

          (a) The Trust shall have duly executed and delivered the applicable Reorganization Documents to the Target Fund.

          (b) The Target Fund's shareholders shall have approved the Reorganization in the manner required by the Target Fund's Articles of Incorporation and applicable law. If the Target Fund shareholders fail to approve the Reorganization, that failure shall release the Target Fund of its obligations under this Plan.

          (c) On behalf of the Acquiring Fund, the Trust shall have delivered to the Target Fund a certificate dated as of the Closing Date and executed in its name by the Secretary or Assistant Secretary of the Trust, in a form reasonably satisfactory to the Target Fund, stating that the representations and warranties of the Trust in this Plan that apply to the Reorganization are true and correct in all material respects at and as of the Valuation Time.

          (d) The Trust on behalf of the Target Fund shall have received an opinion of Dechert LLP, as counsel to the Trust, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, substantially to the effect that:

               (1) The Trust is a Delaware business trust duly created, validly existing and in good standing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act;

               (2) The Plan has been duly authorized, executed and delivered by the Trust, and assuming due authorization, execution, and delivery of this Plan by the Target Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

               (3) The shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the Trust;

               (4) The execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Trust Instrument or By-Laws of the Trust or any Material Agreement to which the Trust is a party or by which it is bound; and

               (5) To the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the Reorganization or for the execution and delivery of the Acquiring Fund's Reorganization Documents, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

                    In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "Knowledge" and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or trustees of the Trust.

          (e) The Trust on behalf of the Target Fund shall have received an opinion of Dechert LLP with respect to the tax matters specified in Section 8(e) addressed to the Trust on behalf Target Fund in form and substance reasonably satisfactory to them, and dated as of the Closing Date.

          (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund's shares and the SEC shall not have instituted or, to the Knowledge of the Trust, contemplated instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

          (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Reorganization.

          (h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under
               Section 25(c) of the 1940 Act.

          (i) The Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.

          (j) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquiring Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the Acquiring Fund's shareholder substantially all investment company taxable income of or attributable to the Acquiring Fund earned prior to the Closing Date and substantially all net capital gain of or attributable to the Acquiring Fund realized prior to such date.

          (k) The Target Fund shall have received from the Trust on behalf of the Acquiring Fund a duly executed instrument whereby the Acquiring Fund assumes all of the Liabilities of or attributable to the Target Fund.

          (l) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

          (m) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit the Reorganization.

          (n) The parties shall have received a certificate from Cutler & Company, LLC stating that it will pay all of the expenses incurred by the Target Fund and the Acquiring Fund in connection with the Reorganization.

          (o) The Board of Trustees of the Trust shall have determined that the Target Fund's participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund's existing shareholders will not be diluted as a result of effecting the Reorganization.

          (p) The Parties shall have received such assurances as they deem appropriate with respect to the audited and pro forma financial information of the Acquiring Fund and the Target Fund contained in the N-14 Registration Statement.

     8. CONDITIONS TO TRUST'S OBLIGATIONS. The obligations of the Trust with respect to the Reorganization shall be subject to the following conditions precedent:

          (a) The Trust on behalf of the Target Fund shall have duly executed and delivered its applicable Reorganization Documents to the Trust.

          (b) The Target Fund's shareholders shall have approved the Reorganization in the manner required by the Trust's Trust Instrument and applicable law. If the Target Fund shareholders fail to approve the Reorganization, that failure shall release the Acquiring Fund of its obligations under this Plan.

          (c) The Target Fund shall have delivered to the Acquiring Fund a certificate dated as of the Closing Date and executed in its name by its Secretary or Assistant Secretary, in a form reasonably satisfactory to the Acquiring Fund, stating that the representations and warranties of the by the Trust on behalf of the Target Fund in this Plan that apply to the Reorganization are true and correct in all material respects at and as of the Valuation Time.

          (d) The Trust on behalf of the Acquiring Fund shall have received an opinion of Dechert, LLP, in form and substance reasonably satisfactory to the Trust on behalf of the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

               (1) The Target Fund is a series of the Trust, which is a Delaware business trust duly created, validly existing and in good standing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act;

               (2) The Plan has been duly authorized, executed and delivered by the Trust on behalf of the Target Fund and, assuming due authorization, execution and delivery of this Plan by the Trust on behalf of the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

               (3) The execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Trust Instrument or By-Laws of the Trust or any Material Agreement to which the Target Fund is a party or by which it is bound; and

               (4) To the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority, is required for the consummation by the Target Fund of the Reorganization or the execution and delivery of the Target Fund's Reorganization Documents, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Target Fund.

                    In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "Knowledge" and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or Trustees of the Trust on behalf of the Target Fund.

          (e) The Trust shall have received an opinion of Dechert LLP addressed to the Trust on behalf of the Target Fund in form and substance reasonably satisfactory to it, based upon certain facts, assumptions, and representations made in certificates provided by them, their affiliates and/or principal shareholders and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes:

               (1) The Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a). The Acquiring Fund and the Target Fund each will be a "party to a reorganization." Code Section 368(b).

               (2) The Target Fund shareholders will recognize no gain or loss on their receipt of voting shares of the Acquiring Fund in exchange for their voting shares of the Target Fund pursuant to the Reorganization. Code Section 354(a)(1).

               (3) The Target Fund will not recognize gain or loss on the transfer of all of the Assets to the Acquiring Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Liabilities pursuant to the Reorganization. Code Sections 357(a) and 361(a).

               (4) The Target Fund will not recognize gain or loss on its distribution of voting shares of the Acquiring Fund to its shareholders pursuant to the liquidation of the Target Fund. Code Section 361(c).

               (5) The Acquiring Fund will not recognize gain or loss on its acquisition of all of the Assets solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Liabilities. Code Section 1032(a).

               (6) The aggregate tax basis of the voting shares of the Acquiring Fund received by each of the Target Fund's shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Target Fund surrendered in exchange therefor. Code Section 358(a)(1).

               (7) The holding period of the voting shares of the Acquiring Fund received by each of the Target Fund's shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Target Fund exchanged therefor, provided that the shareholder held such shares as a capital asset on the date of the Reorganization. Code Section 1223(1).

               (8) The Acquiring Fund's basis in the Assets received pursuant to the Reorganization will equal the Target Fund's basis in the Assets immediately before the Reorganization. Code
                    Section 362(b).

               (9) The Acquiring Fund's holding period in the Assets received pursuant to the Reorganization will include the period during which the Target Fund held the Assets. Code Section 1223(2).

               (10) No opinion will be expressed by Dechert LLP, however,  as to whether any gain or loss will be recognized (a) by the Target Fund in connection with the transfer from the Target Fund to the Acquiring Fund of any Section 1256 contracts (as defined in Section 1256 of the Code) or (b) by the Target Fund or the Acquiring Fund in connection with any disposition of assets by the Target Fund or the Acquiring Fund prior to or following the Reorganization.

          (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund's shares and no stop order suspending the effectiveness of the N-14 Registration Statement shall have been instituted or, to the knowledge of the Trust, contemplated by the SEC.

          (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

          (h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

          (i) The Target Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Effective Time.

          (j) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Target Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the Target Fund's shareholders substantially all investment company taxable income of or attributable to the Target Fund earned prior to the Closing Date and substantially all net capital gain of or attributable to the Target Fund realized prior to such date.

          (k) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

          (l) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit the Reorganization.

          (m) The parties shall have received a certificate from Cutler & Company, LLC that it will pay all of the expenses incurred by the Acquiring Fund and the Target Fund in connection with the Reorganization. Any such expenses so borne by Cutler & Company, LLC that relate to the Target Fund shall be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973 - 1 C.B. 187.

          (n) The Board of Trustees of the Trust shall have determined that the Acquiring Fund's participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of effecting the Reorganization.

          (o) The parties shall have received such assurances as they deem appropriate with respect to the audited and pro forma financial information of the Acquiring Fund and the Target Fund contained in the N-14 Registration Statement.

     9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties hereto shall survive the completion of the transactions contemplated herein.

     10. TERMINATION OF PLAN. A majority of a party's Board of Trustees may terminate this Plan with respect to the Acquiring Fund or Target Fund, as appropriate, at any time before the applicable Effective Time if:
          (i) the party's conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied or (ii) the Board of Trustees determines that the consummation of the Reorganization is not in the best interests of shareholders and gives notice to the other party.

     11. GOVERNING LAW. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

     12. BROKERAGE FEES. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

     13. AMENDMENTS. The parties may, by agreement in writing authorized by the Board of Trustees, amend this Plan at anytime before or after the Target Fund's shareholders approve the Reorganization. However, after the Target Fund shareholders approve the Reorganization, the parties may not amend this Plan in a manner that materially alters the obligations of either party with respect to the Reorganization. The parties shall not deem this Section to preclude them from changing the Closing Date or the Effective Time by mutual agreement.

     14. WAIVERS. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. The parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

     15. COOPERATION AND FURTHER ASSURANCES. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of obligations under this Plan and the consummation of the Reorganization as the other shall deem necessary, advisable or appropriate.

     16. UPDATING OF N-14 REGISTRATION STATEMENT. If at any time prior to the Effective Date, a party becomes aware of any material information that is not reflected in the N-14 Registration Statement, the party discovering the information shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC, and, if appropriate, distributing to shareholders appropriate disclosure with respect to the information.

     17. LIMITATION ON LIABILITIES. The obligations of the Target Fund, the Trust, and the Acquiring Fund shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of the Target Fund or the Trust personally, but shall bind only the assets and property of the Acquiring Fund and Target Fund, respectively. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or Target Fund, as appropriate.

     18. NOTICES. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier to:

          For the Target Fund and the Trust:

                   Cheryl O. Tumlin, Esq.
                   Forum Financial Group
                   Two Portland Square
                   Portland, ME 04101

          With copies to:

                   John V. O'Hanlon, Esq.
                   Dechert LLP
                   Ten Post Office Square - South
                   Boston, MA 02109-4603

          For the Acquiring Fund and the Trust:

                   Cheryl O. Tumlin, Esq.
                   Forum Financial Group, LLC
                   Two Portland Square
                   Portland, ME 04101

          With copies to:

                   John V. O'Hanlon, Esq.
                   Dechert LLP
                   Ten Post Office Square - South
                   Boston, MA 02109-4603

     19. GENERAL. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by and delivered to both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.


     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

                                                     THE CUTLER TRUST, FOR ITSELF AND ON BEHALF OF
                                                     CUTLER CORE FUND
                                                     (TARGET FUND)

ATTEST:

____________________________________________         By:    ______________________________________________
Name:                                                       Name:
Title:                                                      Title:


                                                     THE CUTLER TRUST, FOR ITSELF AND ON BEHALF OF
                                                     CUTLER VALUE FUND
                                                     (ACQUIRING FUND)

ATTEST:

____________________________________________         By:    ______________________________________________
Name:                                                       Name:
Title:                                                      Title:

                                   SCHEDULE A
                     TO AGREEMENT AND PLAN OF REORGANIZATION

                               MATERIAL AGREEMENTS

(1) The following agreements are the Material Agreements of the Target Fund and the Trust related to a Reorganization:

     Investment Advisory Agreement between the Trust and Cutler & Company, LLC dated December 31, 1992, and restated May 1, 1996.

     Distribution Agreement between the Trust and Forum Fund Services, LLC dated November 1, 1999.

     Custodian Agreement between the Trust and Forum Trust, LLC dated as of April 20, 1999.

     Management Agreement between the Trust and Forum Administrative Services, LLC dated November 1, 2002.

     Transfer Agency and Services Agreement between Registrant and Forum Shareholder Services, dated November 1, 2002.

     Fund Accounting Agreement the Trust and Forum Accounting Services, LLC dated October 1, 1997, as amended on August 25, 2000 and November 1, 2002.

(2) The following agreements are the Material Agreements of the Acquiring Fund and the Trust related to a Reorganization:

     Investment Advisory Agreement between the Trust and Cutler & Company, LLC dated December 31, 1992, and restated May 1, 1996.

     Distribution Agreement between the Trust and Forum Fund Services, LLC dated November 1, 1999.

     Custodian Agreement between the Trust and Forum Trust, LLC dated as of April 20, 1999.

     Management Agreement between the Trust and Forum Administrative Services, LLC dated November 1, 2002.

     Transfer Agency and Services Agreement between Registrant and Forum Shareholder Services, dated November 1, 2002.

     Fund Accounting Agreement the Trust and Forum Accounting Services, LLC dated October 1, 1997, as amended on August 25, 2000 and November 1, 2002.

                                   SCHEDULE B

                     TO AGREEMENT AND PLAN OF REORGANIZATION

(1) Claims, actions, suits, investigations or proceedings pending or threatened against the Target Fund or the Assets or its businesses:

          None

(2) Orders, decrees or judgments to which the Target Fund is a party that adversely affect, or are reasonably likely to adversely affect, the Target Fund's financial condition, results of operations, business, properties or the Assets or ability to consummate the transactions contemplated by the
     Plan:

          None

                                    EXHIBIT B

                     MANAGEMENT'S DISCUSSION OF PERFORMANCE
                                CUTLER VALUE FUND


                                                     ANNUAL REPORT JUNE 30, 2002
--------------------------------------------------------------------------------
CUTLER CORE FUND           Cutler & Company, LLC Forum Shareholder Services, LLC
CUTLER VALUE FUND          3555 Lear Way         Two Portland  Square
                           Medford, Oregon 97504 Portland, Maine 04101
--------------------------------------------------------------------------------

To The Cutler Trust Shareholders:

Enclosed is our annual report for the fiscal year ended June 30, 2002. This has been a period of unsightly surprises.

It always has been understood that markets respond poorly to surprises. Just as we were recovering from the technology bubble, the World Trade Center attack created great confusion and damage. As we were pulling things together again, the accounting outrages came to light. The stock markets have reacted quite erratically even though the underlying economy has remained remarkably resilient and the Federal Reserve has maintained a high degree of monetary stability.

Value stocks have outperformed growth stocks in this period and we believe may continue to do so in the foreseeable future. Value investing and conservative stock selection have been our primary equity focus for twenty- five years. As a result of this evaluation, we anticipate making changes to the Core Fund in the upcoming months. In preparation for the upcoming changes, we are very pleased to announce the recent addition of two new investment professionals who have joined Cutler & Company as portfolio managers and principals. Mr. Joseph Gagnon, CFA and Mr. Kelly Ko, CFA bring vast experience in traditional value investing, and assumed responsibility for the management of the Funds effective June 16, 2002.

We are additionally pleased to inform you that the Trust has added a third Independent Trustee to the Board, Mr. Robert E. Clarke, retired Vice President of Chevron Corporation.

While the events of the past twelve months have been unsettling and investment returns disappointing, all of us at The Cutler Trust are confident in the resiliency of Corporate America, have faith in her long-term productivity, and firmly believe - this too shall pass. As always, if we can answer any of your questions, or address any of your concerns, please do not hesitate to call upon us.

Sincerely,

/s/ KENNETH R. CUTLER                   /s/ BROOKE R. ASHLAND
Kenneth R. Cutler                       Brooke R. Ashland
Chairman                                Chairman Board of Managers
The Cutler Trust                        Cutler & Company, LLC

--------------------------------------------------------------------------------
THE CUTLER TRUST

INVESTMENT ADVISER'S REPORT JUNE 30, 2002
--------------------------------------------------------------------------------

OUTLOOK

While the past twelve months certainly have been trying times for the securities markets and the Cutler Funds, the US economy appears to be poised for recovery. Traditional economic indicators are positive: Inflation is low, interest rates are at reasonable levels, the country has a sound monetary policy, housing statistics are positive, the manufacturing sector is up and recovering, and orders for durable goods are up. In addition, the Federal Reserve has added an extraordinary amount of liquidity (i.e. income tax refunds, additional government spending), and all the above factors contribute to making a good case for economic recovery. However, volatility should continue as investors react to breaking news.

The unsettling events of the past year have contributed to the worst bear markets in the last 100 years. NASDAQ is down 75% from its peak in March 2000 and the S&P 500 Index is down more than 35% from its market highs in March 2000. Moreover, public confidence has been shaken by questionable accounting practices and corporate governance.

There are, of course, other uncertainties that can possibly derail the economic recovery. However, barring new surprises, we believe the economy will recover in the ensuing months leading to a return to a positive investment environment.

VALUE FUND

As of June 30, 2002, the Cutler Value Fund's one-year total return was -14.07%, versus the Lipper Large Cap Value Category (the Fund's benchmark peer group) of -13.43%.*

The Value Fund's underperformance was primarily due to poor performance in the Utilities and Healthcare sectors, with Worldcom and Bristol-Myers being the largest contributors. Conversely, the Consumer Discretionary and Energy sectors were among the best performing sectors, benefiting from our holdings in Mattel, Staples and Burlington Resources.

We believe fundamental stock selection will be the focus in the second half of 2002, which potentially favors our style of investing. As such, we have repositioned the portfolio seeking to take advantage of companies with strong balance sheets and

--------------------------------------------------------------------------------
THE CUTLER TRUST

INVESTMENT ADVISER'S REPORT JUNE 30, 2002 (continued)
--------------------------------------------------------------------------------

reasonable valuations, in sectors that we consider to be oversold and neglected. The most opportunistic sectors include food retailers, drugs, telecommunications and technology, where valuations appear to be bottoming out. As one of the hardest hit sectors, telecommunications is well positioned to recover through restructuring (Chapter 11) or through mergers, which should improve the overall long-term outlook for the industry.

CORE FUND

As of June 30, 2002, the Cutler Core Fund's one-year total return was -20.12% versus the Lipper Large Cap Core Category (the Fund's benchmark peer group) of -19.06%. *

Similar to the Value Fund, the Core Fund's underperformance was primarily due to poor performance in the Utilities and Healthcare sectors with Worldcom and Bristol-Myers being the largest contributors. Consumer Discretionary and Energy were among the best performing sectors, benefiting from our holdings in Staples, Wal-Mart and Burlington Resources.

The Core Fund consists of approximately one-half value stocks (essentially the same issues as the Value Fund) and one-half growth stocks. Our comments relative to the Value Fund, above, apply to that portion of the Core Fund. The growth sector of the Core Fund was impacted to a greater extent by the extremely poor performance of growth stocks in general. Growth stocks tend to reflect the belief that future earnings will increase faster than the market as a whole. During the past year, several industries thought to be in that category have had rather disastrous results, accounting scandals have placed many earnings projections in doubt, and an economic slowdown in some traditional growth areas, have made this sector extremely hard to navigate.

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. PLEASE SEE PAGE 4 FOR ADDITIONAL FUND PERFORMANCE AND RELATED DISCLOSURE. THE VIEWS IN THIS REPORT WERE THOSE OF THE FUNDS' MANAGERS AS OF JUNE 30, 2002 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENTS AND DOES NOT CONSTITUTE INVESTMENT ADVICE. (08/02).

--------------------------------------------------------------------------------
THE CUTLER TRUST

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
JUNE 30, 2002
--------------------------------------------------------------------------------

These charts reflect the changes in value of a hypothetical $10,000 investment in the Cutler Core Fund and Cutler Value Fund since inception, including reinvestment of all dividends and distributions. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The S&P 500 Index is a broad-based market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Russell 1000 Value Index consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Each Fund is professionally managed while each Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for each Fund would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                       Cutler Core Fund                                                   Cutler Value Fund
                       vs. S&P 500 Index                                                  vs. S&P 500 Index
                                                                                    vs. Russell 1000 Value Index

                  Average Annual Total Return                                       Average Annual Total Return
                                          Since                                                                 Since
                                         Inception      Value                                                  Inception      Value
                  One Year   Five Year   on 12/30/92   6/30/02                          One Year   Five Year   on 12/30/92   6/30/02
                  --------   ---------   -----------   -------                          --------   ---------   -----------   -------
Cutler Core Fund  (20.12%)    0.83%          7.98%       $20,729    Cutler Value Fund   (14.07%)      4.62%      10.07%      $24,883
S&P 500 Index     (17.97%)    3.67%        11.06%         $27,084   S&P 500 Index       (17.97%)      3.67%      11.06%      $27,084
                                                                    Russell 1000 Value
                                                                    Index                (8.95%)      6.53%      12.80%      $27,863

[EDGAR Representation of Cutler Core Fund Total Return Chart

                      CUTLER CORE FUND                    S&P 500 INDEX
                      ----------------                    -------------
Dec 30 1992                10000                              10000
                            9900                               9950
                            9770                              10033
                            9920                              10170
                           10110                              10385
                            9869                              10134
                            9979                              10404
Jun 1993                   10045                              10434
                           10135                              10392
                           10549                              10786
                           10585                              10701
                           10838                              10922
                           10534                              10818
                           10509                              10949
                           10733                              11321
                           10315                              11014
                            9896                              10535
                            9999                              10670
                           10164                              10844
Jun 1994                    9907                              10579
                           10114                              10926
                           10487                              11373
                           10259                              11095
                           10395                              11344
                           10071                              10931
                           10205                              11093
                           10744                              11381
                           11019                              11824
                           11146                              12172
                           11390                              12530
                           11837                              13030
Jun 1995                   11752                              13333
                           11892                              13774
                           11967                              13809
                           12653                              14391
                           12599                              14340
                           13151                              14969
                           13718                              15257
                           13960                              15776
                           13938                              15923
                           14136                              16076
                           14103                              16313
                           14336                              16733
Jun 1996                   14447                              16796
                           14046                              16055
                           14180                              16394
                           15016                              17316
                           15824                              17793
                           16745                              19137
                           16226                              18758
                           17234                              19929
                           17739                              20086
                           17147                              19262
                           18061                              20411
                           18900                              21653
Jun 1997                   19888                              22622
                           20829                              24422
                           19603                              23055
                           20730                              24316
                           20096                              23505
                           21028                              24592
                           21637                              25014
                           21774                              25291
                           22745                              27114
                           23766                              28501
                           23546                              28788
                           23245                              28294
Jun 1998                   24182                              29442
                           24265                              29129
                           21489                              24922
                           22305                              26519
                           23835                              28674
                           24648                              30411
                           26284                              32163
                           26621                              33507
                           26142                              32466
                           26493                              33765
                           26777                              35072
                           25996                              34245
Jun 1999                   27925                              36144
                           27143                              35017
                           26539                              34844
                           26318                              33889
                           27778                              36033
                           28793                              36766
                           30277                              38930
                           28707                              36974
                           28498                              36275
                           30843                              39821
                           30351                              38624
                           30275                              37831
Jun 2000                   30329                              38763
                           28774                              38158
                           30234                              40527
                           28407                              38388
                           28445                              38225
                           26774                              35213
                           27843                              35386
                           29459                              36641
                           26767                              33302
                           25672                              31193
                           27445                              33616
                           27239                              33841
Jun 2001                   25949                              33018
                           25794                              32693
                           24611                              30648
                           22266                              28174
                           23038                              28712
                           24788                              30914
                           24726                              31185
                           24004                              30730
                           23514                              30137
                           24583                              31271
                           22674                              29376
                           22339                              29160
Jun 2002                   20729                              27084]

[EDGAR Representation of Cutler Value Fund Total Return Chart

                     CUTLER VALUE FUND     S&P 500 INDEX     RUSSELL INDEX
                     -----------------     -------------     -------------
Dec 30 1992                10000               10000             10000
                            9770               10033             10272
                            9950               10170             10631
                           10100               10385             10945
                            9989               10134             10804
                           10150               10404             11100
Jun 1993                   10165               10434             11266
                           10055               10392             11390
                           10478               10786             11802
                           10352               10701             11821
                           10544               10922             11811
                           10392               10818             11566
                           10499               10949             11787
                           10661               11321             12230
                           10356               11014             11813
                            9995               10535             11373
                           10108               10670             11591
                           10271               10844             11725
Jun 1994                   10056               10579             11444
                           10313               10926             11800
                           10797               11373             12140
                           10540               11095             11737
                           10674               11344             11901
                           10364               10931             11421
                           10584               11093             11554
                           10906               11381             11910
                           11291               11824             12381
                           11510               12172             12653
                           11740               12530             13053
                           12148               13030             13602
Jun 1995                   12302               13333             13786
                           12533               13774             14266
                           12596               13809             14468
                           13150               14391             14990
                           13087               14340             14842
                           13773               14969             15594
                           14097               15257             15985
                           14511               15776             16484
                           14574               15923             16608
                           14662               16076             16891
                           14768               16313             16956
                           15055               16733             17167
Jun 1996                   15132               16796             17182
                           14481               16055             16532
                           14727               16394             17005
                           15551               17316             17681
                           15883               17793             18365
                           16869               19137             19697
                           16478               18758             19445
                           17254               19929             20387
                           17653               20086             20687
                           17074               19262             19944
                           17982               20411             20781
                           18879               21653             21942
Jun 1997                   19851               22622             22883
                           21162               24422             24605
                           19786               23055             23729
                           20837               24316             25163
                           20381               23505             24460
                           21401               24592             25541
                           21957               25014             26287
                           22051               25291             25915
                           23333               27114             27659
                           24634               28501             29351
                           24563               28788             29547
                           24033               28294             29109
Jun 1998                   24794               29442             29482
                           24369               29129             28962
                           21397               24922             24652
                           22444               26519             26067
                           24063               28674             28086
                           25149               30411             29395
                           25901               32163             30395
                           25717               33507             30638
                           25578               32466             30205
                           26060               33765             30831
                           28607               35072             33710
                           28129               34245             33339
Jun 1999                   29282               36144             34307
                           28586               35017             33303
                           27766               34844             32067
                           26547               33889             30946
                           27788               36033             32727
                           27214               36766             32471
                           26752               38930             32628
                           25509               36974             31564
                           23671               36275             29219
                           27029               39821             32784
                           26541               38624             32402
                           27978               37831             32744
Jun 2000                   26572               38763             31248
                           26599               38158             31639
                           27686               40527             33399
                           27131               38388             33705
                           28056               38225             34533
                           27485               35213             33251
                           29069               35386             34917
                           29929               36641             35051
                           28792               33302             34077
                           27964               31193             32872
                           29496               33616             34485
                           30026               33841             35259
Jun 2001                   28956               33018             34477
                           28984               32693             30538
                           28259               30648             29315
                           26107               28174             27251
                           26302               28712             27017
                           27784               30914             28588
                           28143               31185             29261
                           27415               30730             29035
                           27387               30137             29082
                           28706               31271             30458
                           26713               29376             29413
                           26713               29160             29561
Jun 2002                   24883               27084             27863]

                                    EXHIBIT C

                              FINANCIAL HIGHLIGHTS


THE CUTLER TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected per share data and
ratios for a share outstanding
throughout each period.

                                                              CUTLER VALUE FUND
                                     --------------------------------------------------------------------
                                       July 1,
                                          to
                                     December 31,
                                     (unaudited)                     Year Ended June 30,
                                     ------------    ----------------------------------------------------
                                         2002          2002       2001       2000       1999       1998

Net Asset Value, Beginning of
  Period                               $   8.85      $  10.38    $  9.78    $ 18.93    $ 21.02    $ 18.33
                                       --------      --------    -------    -------    -------    -------
Investment Operations
  Net investment income                    0.05          0.08       0.08       0.12       0.14       0.13
  Net realized and unrealized gain
    (loss) on investments                 (1.16)        (1.53)      0.79      (1.97)      2.73       4.19
                                       --------      --------    -------    -------    -------    -------
Total from Investment Operations          (1.11)        (1.45)      0.87      (1.85)      2.87       4.32
                                       --------      --------    -------    -------    -------    -------
Distributions From
  Net investment income                   (0.05)        (0.08)     (0.08)     (0.12)     (0.14)     (0.13)
  In excess of net investment
    income                                   --            --         --         --         --(b)      --
  Net realized loss on investments           --            --      (0.19)     (7.18)     (4.82)     (1.50)
                                       --------      --------    -------    -------    -------    -------
Total Distributions                       (0.05)        (0.08)     (0.27)     (7.30)     (4.96)     (1.63)
                                       --------      --------    -------    -------    -------    -------
Net Asset Value, End of Period         $   7.69      $   8.85    $ 10.38    $  9.78    $ 18.93    $ 21.02
                                       ========      ========    =======    =======    =======    =======
Total Return                            (12.46%)      (14.07%)     8.97%     (9.25%)    18.10%     24.90%
Ratios/Supplementary Data
Net assets at the end of year (in
  thousands)                           $ 17,932      $ 22,963    $25,744    $27,615    $40,125    $41,085
Ratios to Average Net Assets
  Expenses including reimbursement/
    waiver of fees                        1.25%(a)      1.25%      1.25%      1.25%      1.20%      1.24%
  Expenses excluding reimbursement/
    waiver of fees                        1.70%(a)      1.50%      1.45%      1.28%      1.20%      1.24%
  Net investment income                   1.39%(a)      0.76%      0.56%      1.01%      0.80%      0.65%
Portfolio Turnover Rate                     27%           46%        60%        66%       110%        50%

------------------------------
(a) Annualized.
(b) Amount rounds to less than $0.01.

                       STATEMENT OF ADDITIONAL INFORMATION

                       THE CUTLER TRUST - CUTLER CORE FUND


                                 MARCH 17, 2003

     This Statement of Additional Information supplements the Proxy Statement/Prospectus dated March 17, 2003 relating to the proposed transfer of substantially all of the assets and liabilities of the Cutler Core Fund (the "Core Fund") to the Cutler Value Fund (the "Value Fund"), each a series of The Cutler Trust (the "Trust"), in exchange for shares of the Value Fund (the "Reorganization").

     This Statement of Additional Information consists of this cover page and the following documents:

1. The Prospectus for the Core Fund and the Value Fund dated October 30, 2002, which was previously filed with the SEC via Edgar on October 30, 2002 (File No. 811-7242) and is incorporated by reference herein.

2. The Statement of Additional Information for the Core Fund and the Value Fund dated October 30, 2002, which was previously filed with the SEC via Edgar on October 30, 2002 (File No. 811-7242) and is incorporated by reference herein.

3. The Annual Report for the Core Fund and the Value Fund dated June 30, 2002, which was previously filed with the SEC via Edgar on September 5, 2002 (File No. 811-7242) and is incorporated by reference herein.

4. The Semi-Annual Report for the Core Fund and the Value Fund dated December 31, 2002, which was previously filed with the SEC via Edgar on March 7, 2003 (File No. 811-7242) and is incorporated by reference herein.

5. The Financial Statements and Schedules of the Core Fund and Value Fund required by Regulation SX for the periods specified in Article 3 thereof, which are attached hereto as Appendix A.

     This Statement of Additional Information is not a Prospectus; a Proxy Statement/Prospectus dated March 17, 2003, relating to the Reorganization may be obtained without charge by writing or calling:


                        Forum Shareholder Services, LLC
                                  P.O. Box 446
                             Portland, Maine 04112
                                 (888) 288-5374

     This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

                                   APPENDIX A

            PRO FORMA FINANCIAL STATEMENTS OF CUTLER VALUE FUND POST-
                   REORGANIZATION AND AS OF DECEMBER 31, 2002

     The following unaudited pro forma combined financial information relates to the acquisition of all the assets and liabilities of Cutler Core Fund, a series of Cutler Trust by and in exchange for shares of Cutler Value Fund, also a series of Cutler Trust (the "Reorganization"). The information gives effect to the Reorganization as if it had occurred on December 31, 2002 and consists of a statement of the pro forma combined portfolio of investments and a statement of assets and liabilities as of December 31, 2002 and a statement of operations for the year ended December 31, 2002. The pro forma combined results of operations represent the level of expenses of Cutler Value Fund following the Reorganization if the Reorganization had been consummated on December 31, 2002. There is no guarantee that the pro forma financial information will accurately predict the actual results of the Reorganization. This unaudited information should be read in conjunction with the separate financial statements of Cutler Core Fund and Cutler Value Fund.

           PRO FORMA STATEMENT OF OPERATIONS AS OF DECEMBER 31, 2002

CUTLER VALUE FUND
PRO FORMA STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE TWELVE-MONTHS ENDED DECEMBER 31, 2002

                                                        CUTLER            CUTLER
                                                      VALUE FUND         CORE FUND         ADJUSTMENTS         PRO FORMA
                                                     --------------    --------------    ---------------    ---------------
Investment Income
   Dividend income                                    $    487,698      $    628,122      $           -      $   1,115,820
   Interest income                                           7,089            11,288                  -             18,377
                                                     --------------    --------------    ---------------    ---------------
TOTAL INVESTMENT INCOME                                    494,787           639,410                  -          1,134,197
                                                     --------------    --------------    ---------------    ---------------

EXPENSES
   Investment advisory fees                                160,667           274,400                  -            435,067
   Administration fees                                      24,962            38,738             (5,691)(A)         58,009
   Transfer agency fees                                     18,005            20,557            (13,000)(B)         25,562
   Shareholder servicing fees                                8,428             8,775                  -             17,203
   Custody fees                                              8,636            14,582             (3,600)(B)         19,618
   Accounting fees                                          44,500            43,500            (42,000)(B)         46,000
   Legal fees                                               14,371            25,898                  -             40,269
   Audit fees                                               16,511            18,489            (17,500)(B)         17,500
   Directors fees                                           10,497            17,405                  -             27,902
   Other                                                    34,211            56,695                  -             90,906
                                                     --------------    --------------    ---------------    ---------------
      Total Expenses                                       340,788           519,039            (81,791)           778,036
   Fees waived by Adviser                                  (72,623)          (55,921)            75,619 (C)        (52,925)
                                                     --------------    --------------    ---------------    ---------------
      Net Expenses                                         268,165           463,118             (6,172)           725,111
                                                     --------------    --------------    ---------------    ---------------
NET INVESTMENT INCOME                                      226,622           176,292              6,172            409,086
                                                     --------------    --------------    ---------------    ---------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from investments                     (754,167)       (8,345,466)                 -         (9,099,633)
   Net change in unrealized depreciation of investments (5,258,844)       (3,645,826)                 -         (8,904,670)
                                                     --------------    --------------    ---------------    ---------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS         (6,013,011)      (11,991,292)                 -        (18,004,303)
                                                     --------------    --------------    ---------------    ---------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  $ (5,786,389)    $ (11,815,000)           $ 6,172      $ (17,595,217)
                                                     ==============    ==============    ===============    ===============

   (A) Reflects adjustment in expenses due to elimination of duplicative services.
   (B) Reflects adjustment in expenses due to effects of new contractual rates.
   (C) Expense ratio cap @ 125 basis points.

     PRO FORMA STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002

CUTLER VALUE FUND
AMENDED PRO FORMA STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
DECEMBER 31, 2002

                                                                            CUTLER VALUE   CUTLER CORE
                                                                                FUND           FUND      ADJUSTMENTS   PRO FORMA
                                                                            ------------   ------------  ----------- -------------

ASSETS
   Total investments, at value
   (Cost $22,264,383 and $22,341,082, respectively and 44,605,465 combined) $ 17,997,542   $ 21,111,966              $ 39,109,508

   Receivables:
     Investment securities sold                                                        -        101,339                   101,339
     Interest and dividends                                                       43,697         55,754                    99,451

   Prepaid expenses                                                               12,922            950                    13,872
                                                                            ------------   ------------  ----------- ------------

Total Assets                                                                  18,054,161     21,270,009            -   39,324,170
                                                                            ------------   ------------  ----------- ------------

LIABILITIES
   Payables:
     Fund shares redeemed                                                              -          7,711                     7,711
     Dividends                                                                    68,005         74,008                   142,013

   Accrued Liabilities:
     Investment advisory fees                                                      2,851          9,093                    11,944
     Administration fees                                                           3,333          3,333                     6,666
     Transfer agency fees                                                          3,101          3,503                     6,604
     Custodian fees                                                                1,702          2,570                     4,272
     Other related parties                                                         1,579          1,547                     3,126
     Other                                                                        41,552         46,000                    87,552
                                                                            ------------   ------------  ----------- ------------

Total Liabilities                                                                122,123        147,765            -      269,888
                                                                            ------------   ------------  ----------- ------------
NET ASSETS                                                                  $ 17,932,038   $ 21,122,244            - $ 39,054,282
                                                                            ============   ============  =========== ============

COMPONENTS OF NET ASSETS
   Paid-in capital                                                          $ 23,632,929   $ 38,225,630              $ 61,858,559
   Undistributed net investment income                                               795          6,767                     7,562
   Accumulated net realized loss on investments                               (1,434,845)   (11,539,104)              (12,973,949)
   Net unrealized depreciation on investments                                 (4,266,841)    (5,571,049)               (9,837,890)
                                                                            ------------   ------------  ----------- ------------
NET ASSETS                                                                  $ 17,932,038   $ 21,122,244            - $ 39,054,282
                                                                            ============   ============  =========== ============

NET ASSET VALUE, Offering and Redemption Price per share:
  Based on net assets of $17,932,038 and 2,332,939 shares outstanding and net assets of $21,122,244 and 3,023,183 shares outstanding, respectively,
  resulting in net assets of $39,054,282 and 5,079,655 shares outstanding.         $7.69          $6.99                        $7.69

CUTLER VALUE FUND
PRO FORMA SCHEDULE OF INVESTMENTS - CUTLER VALUE FUND (UNAUDITED)
DECEMBER 31, 2002

                                                            CUTLER VALUE           CUTLER CORE
         Total                   Security                       FUND                   FUND               PRO FORMA
                                                         -------------------    -------------------   -------------------
         Shares                Description                     Value                  Value                 Value

                  COMMON STOCK                                       100.0%                  99.9%                100.0%

AGRICULTURE                                                            2.9%                   2.4%                  2.6%
           25,350 Philip Morris Cos., Inc.                $        526,890       $        500,546      $      1,027,436
                                                         -------------------    -------------------   -------------------

BANKS                                                                 21.1%                  16.4%                 18.5%
           38,450 Bank of New York Co., Inc.                        389,350                531,912               921,262
           50,500 Citigroup, Inc.                                   800,573                976,523             1,777,096
           34,874 FleetBoston Financial Corp.                       481,723                365,715               847,438
           53,250 JP Morgan Chase & Co.                             754,800                523,200             1,278,000
           14,950 Mellon Financial Corp.                            231,074                159,271               390,345
           54,450 U.S. Bancorp                                      612,197                543,232             1,155,429
           18,550 Wells Fargo & Co.                                 508,540                360,899               869,439
                                                         -------------------    -------------------   -------------------
                                                                  3,778,257              3,460,752             7,239,009
                                                         -------------------    -------------------   -------------------

BUSINESS SERVICES                                                      0.0%                   2.4%                  1.3%
                - Microsoft Corp.  +                                      -                506,660               506,660
                                                         -------------------    -------------------   -------------------

CHEMICALS                                                              1.2%                   0.7%                  1.0%
            8,900 E.I. Du Pont de Nemours & Co.                     220,480                156,880               377,360
                                                         -------------------    -------------------   -------------------

COMMUNICATION EQUIPMENT                                                1.4%                   1.6%                  1.5%
           67,550 Motorola, Inc.                                    252,580                331,728               584,308
                                                         -------------------    -------------------   -------------------

DRUGS & PHARMACEUTICALS                                                8.7%                  12.3%                 10.6%
           59,000 Bristol-Myers Squibb Co.                          605,373                760,478             1,365,851
           26,400 Merck & Co., Inc.                                 543,456                951,048             1,494,504
                - Pfizer, Inc.                                            -                447,851               447,851
           22,650 Wyeth                                             411,400                435,710               847,110
                                                         -------------------    -------------------   -------------------
                                                                  1,560,229              2,595,087             4,155,316
                                                         -------------------    -------------------   -------------------

ELECTRIC, GAS & UTILITY COMPANIES                                      3.1%                   3.1%                  3.1%
           11,150 Duke Energy Corp.                                 128,964                 88,907               217,871
           19,000 Exelon Corp.                                      427,437                575,193             1,002,630
                                                         -------------------    -------------------   -------------------
                                                                    556,401                664,100             1,220,501
                                                         -------------------    -------------------   -------------------

ELECTRIC MACHINERY                                                     0.0%                   3.9%                  2.1%
                - General Electric Co.                                    -                444,388               444,388
                - Texas Instruments, Inc.                                 -                382,755               382,755
                                                         -------------------    -------------------   -------------------
                                                                          -                827,143               827,143
                                                         -------------------    -------------------   -------------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT

       & COMPONENTS, EXCEPT COMPUTER EQUIPMENT                         0.0%                   0.5%                  0.3%
                - Intel Corp.                                             -                102,762               102,762
                                                         -------------------    -------------------   -------------------

FOOD & SOFT DRINKS                                                     2.6%                   3.0%                  2.8%
           23,350 General Mills, Inc.                               464,805                631,478             1,096,283
                                                         -------------------    -------------------   -------------------

FOREST PRODUCTS                                                        2.6%                   1.5%                  2.0%
           16,000 Weyerhaeuser Co.                                  462,574                324,786               787,360
                                                         -------------------    -------------------   -------------------




CUTLER VALUE FUND
PRO FORMA SCHEDULE OF INVESTMENTS - CUTLER VALUE FUND (UNAUDITED)
DECEMBER 31, 2002

                                                            CUTLER VALUE           CUTLER CORE
         Total                   Security                       FUND                   FUND               PRO FORMA
                                                         -------------------    -------------------   -------------------
         Shares                Description                     Value                  Value                 Value

GENERAL MERCHANDISE STORES                                             2.7%                   3.6%                  3.2%
           27,750 Federated Department Stores, Inc.  +                                494,6303,418               798,090
                - Wal-Mart Stores, Inc.                                   -                454,590               454,590
                                                         -------------------    -------------------   -------------------
                                                                    494,672                758,008             1,252,680
                                                         -------------------    -------------------   -------------------

GROCERY STORES                                                         5.3%                   2.8%                  4.0%
           37,350 Kroger Co.  +                                     413,288                163,770               577,058
           41,350 Safeway, Inc.  +                                  539,616                426,320               965,936
                                                         -------------------    -------------------   -------------------
                                                                    952,904                590,090             1,542,994
                                                         -------------------    -------------------   -------------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER

        EQUIPMENT                                                     11.3%                   8.6%                  9.8%
           93,750 Apple Computer, Inc.  +                           674,943                668,495             1,343,438
            8,500 Caterpillar, Inc.                                 226,314                162,306               388,620
           60,800 Hewlett-Packard Co.                               767,312                288,176             1,055,488
           13,450 IBM Corp.                                         356,500                685,875             1,042,375
                                                         -------------------    -------------------   -------------------
                                                                  2,025,069              1,804,852             3,829,921
                                                         -------------------    -------------------   -------------------

INSTRUMENTS & RELATED PRODUCTS                                         1.1%                   1.6%                  1.4%
           22,350 Honeywell International, Inc.                     202,800                333,600               536,400
                                                         -------------------    -------------------   -------------------

MEDIA                                                                  2.4%                   3.4%                  2.9%
                - AOL Time Warner, Inc.  +                                -                218,770               218,770
           56,000 Walt Disney Co.                                   421,614                491,747               913,361
                                                         -------------------    -------------------   -------------------
                                                                    421,614                710,517             1,132,131
                                                         -------------------    -------------------   -------------------

MEDICAL PRODUCTS                                                       0.0%                   2.0%                  1.1%
                - Johnson & Johnson                                       -                429,680               429,680
                                                         -------------------    -------------------   -------------------

MISCELLANEOUS RETAIL                                                   0.0%                   1.5%                  0.8%
                - Costco Wholesale Corp.  +                               -                304,451               304,451
                                                         -------------------    -------------------   -------------------

OIL & GAS EXTRACTION                                                   3.4%                   3.2%                  3.3%
           12,600 Burlington Resources, Inc.                        307,080                230,310               537,390
           31,800 Transocean, Inc.                                  292,320                445,440               737,760
                                                         -------------------    -------------------   -------------------
                                                                    599,400                675,750             1,275,150
                                                         -------------------    -------------------   -------------------

PETROLEUM PRODUCTS                                                     6.8%                   5.2%                  6.0%
           16,850 ConocoPhillips                                    411,315                404,057               815,372
           22,260 Exxon Mobil Corp.                                 373,858                403,906               777,764
           24,200 Unocal Corp.                                      440,352                299,684               740,036
                                                         -------------------    -------------------   -------------------
                                                                  1,225,525              1,107,647             2,333,172
                                                         -------------------    -------------------   -------------------

PRIMARY METAL INDUSTRIES                                               2.2%                   1.3%                  1.8%
           29,950 Alcoa, Inc.                                       403,206                279,055               682,261
                                                         -------------------    -------------------   -------------------

PRINTING & PUBLISHING                                                  1.4%                   1.7%                  1.6%
            9,700 Knight-Ridder, Inc.                               246,675                366,850               613,525
                                                         -------------------    -------------------   -------------------






           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2002

CUTLER VALUE FUND
PRO FORMA SCHEDULE OF INVESTMENTS - CUTLER VALUE FUND (UNAUDITED)
DECEMBER 31, 2002

                                                            CUTLER VALUE           CUTLER CORE
         Total                   Security                       FUND                   FUND               PRO FORMA
                                                         -------------------    -------------------   -------------------
         Shares                Description                     Value                  Value                 Value

PROPERTY & CASUALTY INSURANCE                                          3.2%                   2.8%                  3.0%
           20,200 American International Group, Inc.                572,715                595,855             1,168,570
                                                         -------------------    -------------------   -------------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES

        & SERVICES                                                     1.6%                   1.6%                  1.6%
           15,650 Morgan Stanley                                    283,432                341,316               624,748
                                                         -------------------    -------------------   -------------------

TRANSPORTATION                                                         3.5%                   3.9%                  3.7%
           18,250 General Motors Corp.                              281,979                390,716               672,695
           13,050 Union Pacific Corp.                               347,246                434,058               781,304
                                                         -------------------    -------------------   -------------------
                                                                    629,225                824,774             1,453,999
                                                         -------------------    -------------------   -------------------

VOICE & DATA TRANSMISSION                                             11.5%                   8.9%                 10.1%
          256,550 AT&T Wireless Services, Inc.  +                   651,445                798,061             1,449,506
           45,750 SBC Communications, Inc.                          672,328                567,955             1,240,283
           32,550 Verizon Communications, Inc.                      745,937                515,374             1,261,311
                                                         -------------------    -------------------   -------------------
                                                                  2,069,710              1,881,390             3,951,100
                                                         -------------------    -------------------   -------------------

Total Common Stock                                               17,949,163             21,105,757            39,054,920
                                                         -------------------    -------------------   -------------------

Short-Term Investments                                                 0.3%                      -                  0.1%
           48,379 Forum Daily Assets Government Fund                 48,379                                       48,379
            6,209 Forum Daily Assets Cash Fund                            -                  6,209                 6,209
                                                         -------------------    -------------------   -------------------
                                                                     48,379                  6,209                54,588
                                                         -------------------    -------------------   -------------------

Total Investments - Costs                                        22,264,383             26,683,015            48,947,398
Total Investments                                               $17,997,542            $21,111,966           $39,109,508
Percent of Net Assets                                                100.3%                  99.9%                100.2%

Net Assets                                                      $17,932,038            $21,122,244           $39,054,282

TOTAL SHARES                                                        782,353                846,619             1,509,622


---------------------------------------------------------
+ Non-income producing security.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

PRO FORMA FOOTNOTES REGARDING THE REORGANIZATION OF CUTLER CORE FUND, INC. INTO CUTLER VALUE FUND AS OF DECEMBER 31, 2002 (UNAUDITED)

NOTE 1.  BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of Cutler Core Fund (the "Fund") into Cutler Value Fund, a series of Cutler Trust (the "Value Fund"), as if such reorganization had taken place as of December 31, 2002. Note that the fiscal year-end of Value Fund is June 30. The following notes refer to the accompanying pro forma financial statements as if the above-mentioned reorganization of the Fund with and into Value Fund had taken place as of December 31, 2002. For purposes of these pro forma statements, the data for the Fund and the Value Fund is for the twelve month period ended December 31, 2002.

Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Fund and the Value Fund should be treated as a tax free business combination and accordingly will be accounted for by a method of accounting for tax free mergers of investment companies . The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for shares of the Value Fund at net asset value. The statements of assets and liabilities and the related statements of operations of the Fund and the Value Fund have been combined using data from the fund and data from the Value Fund as of December 31, 2002.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedules of investments of the Fund and the Value Fund should be read in conjunction with the historical financial statements of each of the Fund and the Value Fund which have been incorporated by reference into this Statement of Additional Information.

NOTE 2.  SHARES OF BENEFICIAL INTEREST

Under the proposed reorganization, the Fund will receive shares of the Value Fund with an aggregate value equal to the Fund's net assets transferred to the Value Fund. Shareholders will receive shares of a comparable class of the Value Fund equal in value to aggregate value of the shares of the Fund class in which they invest. Accordingly, shareholders of a Fund class will become shareholders of a comparable class of the Value Fund.

The pro forma net asset value per share assumes that additional shares of the Value Fund would have been issued on December 31, 2002 as a result of the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on net assets of the Fund and the net asset value per share of the Value Fund as of December 31, 2002.

NOTE 3.  PRO FORMA ADJUSTMENTS

The Pro Forma Statement of Operations assumes similar rates of gross investment income for the Fund's and the Value Fund's investments. Accordingly, the combined gross investment income is equal to the sum of each of the Fund's and the Value Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, transfer agency, custody, and shareholder servicing fees of the combined fund and/or any related waivers and reimbursements are based on the fee schedule in effect for the Value Fund based on the average net assets of Fund and the Value Fund for the twelve months ended December 31, 2002.

                                     PART C

                                OTHER INFORMATION

ITEM 15 - INDEMNIFICATION.

THE TRUST INSTRUMENT

In accordance with Section 3803 of the Delaware Business Trust Act, SECTION 10.2 of the Registrant's Trust Instrument provides as follows:

"SECTION 10.02 INDEMNIFICATION. (a) Subject to the exceptions and limitations contained in Subsection 10.02(b): (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

     (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

     (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

     (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 10.02.

THE INVESTMENT ADVISORY AGREEMENTS

Section 4 of The Cutler Trust's (the "Trust") Investment Advisory Agreement with Cutler & Company, LLC provides:

"SECTION 4. STANDARD OF CARE. (a) The Adviser shall give the Trust the benefit of its best judgment and efforts in rendering its services to the Trust and shall not be liable for error of judgment or mistake of law, for any loss arising out of any investment, or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be held responsible for any loss incurred by reason of any act or omission of any dealer, broker or custodian; provided that such loss is not the result of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or the result of the Adviser's reckless disregard of its obligations and duties hereunder."

THE DISTRIBUTION AGREEMENT

Section 2(f), 2(g) and Section 3 of the Trust's Distribution Agreement with Forum Fund Services, LLC provides:

"SECTION 2(F) AND 2(G). INDEMNIFICATION. 2(f) The Trust will indemnify, defend and hold Distributor, its several officers and directors, and any person who controls Distributor within the meaning of Section 15 of the Securities Act (collectively, the "Distributor Indemnitees"), free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) that any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement and Prospectus under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that in no event shall anything contained in this paragraph (f) be so construed as to protect Distributor against any liability to the Trust or its security holders to which Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Section 2. This agreement to indemnify
Distributor Indemnitees is expressly conditioned upon the Trust being notified of any action brought against any Distributor Indemnitee, such notification to be given by letter, facsimile transmission or telegram to the Trust and referring to the person against whom such action is brought within ten days after the summons or other first legal process shall have been served on such person. The failure so to notify the Trust of any such action shall not relieve the Trust from any liability which it may have to any Distributor Indemnitee otherwise than on account of the indemnification provided for in this paragraph
(f). The Trust will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by it and approved by Distributor. In the event the Trust elects to assume the defense of any such suit and retain counsel of good standing approved by Distributor, the defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them. In the event the Trust does not elect to assume the defense of any such suit, or in case Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims which are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the fees and expenses of any counsel retained by any such person. The indemnification provisions contained in this paragraph (f) and the Trust's representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee and shall survive the sale of any Shares made pursuant to subscriptions obtained by Distributor. The indemnification provisions of this paragraph (f) will inure exclusively to the benefit of the Distributor Indemnitees and their respective successors and assigns. The Trust agrees promptly to notify Distributor of the commencement of any litigation or proceeding against the Trust or any of its trustees or officers in connection with the issue or sale of Shares.

2(g) Distributor agrees to indemnify, defend and hold the Trust, its several officers and directors, and any person who controls the Trust within the meaning of Section 15 of the Securities Act (collectively, the "Trust Indemnitees"), free and harmless from and against any and all claims, demands, liabilities, and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which any Trust Indemnitee may incur under the Act, or under common law or otherwise, but only to the extent that such liability, or expense incurred by the Trust Indemnitees resulting from such claims or demands shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished in writing by Distributor in its capacity as distributor to the Trust for use in the Trust's Registration Statement or Prospectus under the Securities Act, or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading. Distributor's agreement to indemnify the Trust
Indemnitees is expressly conditioned upon Distributor being notified of any action brought against a Trust Indemnitee, such notification to be given by letter, facsimile transmission or telegram addressed and referring to the person against whom such action is brought within ten days after the summons or other first legal process shall have been served on such person. Distributor shall have a right to control the defense of such action, with counsel of its own choosing, satisfactory to the Trust, if such action is based solely upon such alleged misstatement or omission on Distributor's part, and in any other event Distributor and the Trust Indemnitees named shall each have the right to participate in the defense or preparation of the defense of any such action. The failure so to notify Distributor of any such action shall not relieve
Distributor from any liability which it may have to any Trust Indemnitee otherwise than on account of the indemnification provisions in this paragraph
(g)."

"SECTION 3. STANDARD OF CARE. The Distributor shall give the Trust the benefit of its best judgment and efforts in rendering its services to the Trust and shall not be liable for error of judgment or mistake of law, or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purports to protect, the Distributor against any liability to the Trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder."

ITEM 16 - EXHIBITS.

All references to a post effective amendment ("PEA") are to PEAs to Registrant's Registration Statement on Form N-1A, file numbers 33-52850 and 811-7242.

(1) Trust Instrument of Registrant dated October 2, 1992 (Exhibit incorporated by reference as filed in PEA No. 4 in Form N-1A Registration Statement via EDGAR on March 8, 1996, accession number 0000912057-96-004156).

(2) By-Laws of Registrant dated October 2, 1992 (Exhibit incorporated by reference as filed in PEA No. 4 in Form N-1A Registration Statement via EDGAR on March 8, 1996, accession number 0000912057-96-004156).

(3)       None.


(4) Form of Agreement and Plan of Reorganization between Registrant and Cutler Core Fund (Exhibit incorporated by reference as filed in the Form N-14 Registration Statement via EDGAR on February 7, 2003, accession number 0001004402-03-000079).


(5)       See Sections 2.04 and 2.07 of (1) above.

(6) Investment Advisory Agreement between Registrant and Cutler & Company, LLC dated December 31, 1992, and restated May 1, 1996 (Exhibit incorporated by reference as filed in PEA No. 8 in Form N-1A Registration Statement via EDGAR on October 29, 1998, accession number 0001004402-98-000574).

(7) Distribution Agreement between the Registrant and Forum Fund Services, LLC dated November 1, 1999 (Exhibit incorporated by reference as filed in PEA No. 10 in Form N-1A Registration Statement via EDGAR on October 29, 1999, accession number 0001004402-99-000421).

(8)       None.

(9) Custodian Agreement between Registrant and Forum Trust, LLC dated as of April 20, 1999 (Exhibit incorporated by reference as filed in PEA No. 9 in Form N-1A Registration Statement via EDGAR on August 31, 1999, accession number 0001004402-99-000370).

(10)      None.


(11) Opinion and consent of Dechert LLP regarding legality of securities (Exhibit incorporated by reference as filed in the Form N-14 Registration Statement via EDGAR on February 7, 2003, accession number 0001004402-03-000079).


(12) Opinion and consent of Dechert LLP regarding the tax consequences of the reorganization (to be filed by amendment).

(13) (a) Management Agreement between Registrant and Forum Administrative Services, LLC dated November 1, 2002 (Exhibit incorporated by reference as filed in PEA No. 14 in Form N-1A Registration Statement via EDGAR on October 30, 2002, accession number 0001004402-02-000460).

          (b) Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC dated October 1, 1997, as amended on August 25, 2000 and November 1, 2002 (Exhibit incorporated by reference as filed in PEA No. 14 in Form N-1A Registration Statement via EDGAR on October 30, 2002, accession number 0001004402-02-000460).

          (c) Transfer Agency and Services Agreement between Registrant and Forum Shareholder Services, LLC dated November 1, 2002 (Exhibit incorporated by reference as filed in PEA No. 14 in Form N-1A Registration Statement via EDGAR on October 30, 2002, accession number 0001004402-02-000460).

          (d) Shareholder Service Plan adopted by Registrant dated January 3, 1996 as amended June 15, 2000 (Exhibit incorporated by reference as filed in PEA No. 12 in Form N-1A Registration Statement via EDGAR on October 27, 2000, accession number 0001004402-00-000358).

(14)      Consent of Deloitte & Touche LLP (filed herewith).

(15)      None.


(16)      Powers of Attorney of Kenneth R.  Cutler,  Trustee;  Robert E. Clarke,
          Trustee; Hatten S. Yoder, Jr., Trustee and Robert B. Watts, Jr., Trustee (Exhibits incorporated by reference as filed in the Form N-14 Registration Statement via EDGAR on February 7, 2003, accession number 0001004402-03-000079).


(17)      Proxy Card for Cutler Core Fund (filed herewith).

ITEM 17 - UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file copies of the tax opinions required to be filed as an exhibit to the registration statement by Item 16(12) of Form N-14 under the Securities Act of 1933, as amended, by means of a post-effective amendment to the registration statement.

                                   SIGNATURES


     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the city of Portland and State of Maine, March 17, 2003.


                                                THE CUTLER TRUST

                                                By:  /S/ JOHN Y. KEFFER
                                                     ---------------------------
                                                         John Y. Keffer
                                                         President

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                           TITLE                      DATE

Principal Executive Officer


/S/ JOHN Y. KEFFER                  President                  March 17, 2003
---------------------------
John Y. Keffer

Principal Financial Officer

/S/ STACEY E. HONG                  Treasurer                  March 17, 2003
---------------------------
Stacey E. Hong

All of the Trustees

/S/ JOHN Y. KEFFER                                             March 17, 2003
---------------------------
John Y. Keffer                       Trustee

Kenneth R. Cutler*                   Trustee
Robert E. Clarke*                    Trustee
Hatten S. Yoder, Jr.*                Trustee
Robert B. Watts, Jr.*                Trustee

/S/ D. BLAINE RIGGLE                                           March 17, 2003
---------------------------

By: D. Blaine Riggle*               Attorney-in-fact

*Pursuant to powers of attorney filed as Exhibits to Registrant's Registration Statement on Form N-14.

                                INDEX TO EXHIBITS

EXHIBIT NUMBER                DESCRIPTION OF EXHIBIT


(14)                    Consent of Deloitte & Touche LLP

(17)                    Proxy Card for Cutler Core Fund